                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09721
                                   ---------

                               Fixed Income SHares
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

  Lawrence G. Altadonna - , New York, New York 10105
  -----------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371
                                                    ------------

Date of fiscal year end: October 31
                         ----------

Date of reporting period: October 31
                          ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Shareholder

                                                                   ANNUAL REPORT

                                                                        10.31.04

FIXED INCOME SHARES - SERIES C, M, R

CONTENTS

Letter to Shareholders..............................1

Portfolio Review/Performance & Statistics.........2-7

Schedules of Investments.........................8-20

Statements of Assets and Liabilities...............21

Statements of Operations...........................22

Statements of Changes in Net Assets.............23-25

Financial Highlights............................26-27

Notes to Financial Statements...................28-39

Report of Independent Registered
Public Accounting Firm.............................40

Tax Information/Board of Trustees..................41

Privacy Policy/Proxy Voting Policies
& Procedures.......................................42

                                                           [PIMCO ADVISORS LOGO]

FIXED INCOME SHARES LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               December 14, 2004

Dear Shareholder:

I am pleased to provide you with the annual report of Fixed Income SHares-Series
C, Series M and Series R for the periods ended October 31, 2004. Series C,
Series M and Series R are used in conjunction with other assets to create the
PIMCO Total Return Investment Strategy for managed accounts.

I thank you for investing with us, we remain dedicated to serving your investment needs.

Sincerely,

/s/ Brian S. Shlissel

Brian S. Shlissel

President, Chief Executive Officer

                 10.31.04 | Fixed Income SHares - Series C, M, R Annual Report 1

FIXED INCOME SHARES - SERIES C PORTFOLIO REVIEW
October 31, 2004 (unaudited)
--------------------------------------------------------------------------------

o  The Portfolio outperformed the          o  An emphasis on high yield bonds
   Lehman Brothers Credit index for           was a strong positive as an
   the fiscal year ended October 31,          improving credit environment and
   2004                                       strong investor demand continued
                                              throughout the fiscal year
o  At October 31, 2004 the Portfolio's
   duration was 5.37 years, compared       o  An emphasis on mortgages added
   to 7.53 years at October 31, 2003          to returns as low volatility and
                                              strong bank demand supported
o  Over the 12-month period, the              these assets; mortgage security
   Treasury yield curve flattened:            selection also was positive for
   3-month yields and 2-year yields           returns
   rose 95 and 73 basis points,
   respectively, while 10 and 30-year      o  Real return bonds continued to
   yields fell 27 and 34 basis points,        outperform for the fiscal year,
   respectively                               adding value versus likeduration
                                              nominal bonds as real yields
o  The Portfolio's duration was               fell
   generally positioned above
   benchmark for the fiscal year; this     o  Emerging market bonds were a
   enhanced returns as interest rates         strong positive as the benign
   fell                                       rate environment and improving
                                              economic fundamentals of
o  The Portfolio was generally                countries like Brazil and Russia
   positioned for a steepening of the         boosted demand
   yield curve throughout the 12-month
   period; this detracted from returns     o  Tactical exposure to European
   as the yield curve flattened               government bonds was positive;
                                              the slower growth of that region
o  An underweight to investment grade         helped diversify interest rate
   corporate bonds detracted from             risk when U.S. rates rose on
   returns as credit premiums                 strong economic data
   narrowed; corporate security
   selection added value

2 Fixed Income SHares - Series C, M, R Annual Report | 10.31.04

FIXED INCOME SHARES - SERIES C PERFORMANCE & STATISTICS
October 31, 2004 (unaudited)
--------------------------------------------------------------------------------

SYMBOL:        PRIMARY INVESTMENTS:               INCEPTION DATE:
FXICX          Intermediate maturity fixed        3/17/00
               income securities
                                                  NET ASSETS:
                                                  $575.2 million

                                                  PORTFOLIO MANAGEMENT:
                                                  Managed by a team of
                                                  investment professionals
                                                  led by Bill Gross.

TOTAL RETURN(1):
--------------------------------------------------------------------------------
Six Months                                                                 7.14%
1 Year                                                                    10.14%
3 Years                                                                    9.55%
Commencement of Operations (3/17/00) to 10/31/04                          11.93%

--------------------------------------------------------------------------------
Net Asset Value                                                           $12.06
--------------------------------------------------------------------------------
Distribution Yield(2)                                                      3.05%
--------------------------------------------------------------------------------
Duration                                                              5.37 years
--------------------------------------------------------------------------------

CHANGE IN VALUE OF $10,000 INVESTMENT IN SERIES C AND THE LEHMAN INTERMEDIATE
U.S. CREDIT INDEX

                                 [CHART OMITTED]

                                        Lehman Intermediates
                           Series C       US Credit Index*
                           --------     --------------------
                            10,000             10,000
                             9,979              9,979
                            10,320             10,276
                            10,578             10,518
                            11,410             11,081
                            11,649             11,261
                            12,116             11,664
                            12,810             12,082
                            12,895             11,987
                            13,029             12,057
                            12,425             12,309
                            12,946             12,681
                            14,045             13,155
                            14,932             13,600
                            14,483             13,526
                            15,295             13,847
                            15,886             14,139
                            15,724             14,054
                            15,887             14,158
                            16,847             14,598

*    The Lehman Intermediate U.S. Credit Index is an unmanaged index that is not available for direct investment. Its performance is inclusive of reinvested dividends.

**   March 17, 2000

Assumes reinvestment of all dividends and distributions. Past performance is not predictive of future performance.

MOODY'S RATINGS
(AS A % OF TOTAL INVESTMENTS)

                               [PIECHART OMITTED]

                              Aaa            37.3%
                              Aa              2.9%
                              A               9.8%
                              Baa            17.3%
                              Ba              4.2%
                              B               3.1%
                              Caa             0.1%
                              P              24.2%
                              NR              1.1%

(1)  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions have been reinvested. Total return does not reflect broker commissions or "wrap fee"
     charges. Total return for a period of less than one year is not annualized.
     Total return for a period greater than one year represents the average annual total return.

(2)  Distribution yield is determined by dividing the annualized current monthly per share dividend by the net asset value at October 31, 2004.

EXPENSE TABLE:

The Investment Manager has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio, except extraordinary expenses. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolio due to this waiver and reimbursement. Consequently, no expense table is included in the annual report. You should be aware, however, that the
Portfolio is an integral part of "wrap fee" programs sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the Investment
Manager or the Sub-Adviser. Participants on these programs pay a "wrap fee" to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the program sponsor. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to the Investment Manager and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

AN INVESTMENT IN THE PORTFOLIO INVOLVES RISK, INCLUDING THE LOSS OF PRINCIPAL.
TOTAL RETURN, DISTRIBUTION YIELD, NET ASSET VALUE AND DURATION WILL FLUCTUATE
WITH CHANGES IN MARKET CONDITIONS. THIS DATA IS PROVIDED FOR INFORMATION ONLY
AND IS NOT INTENDED FOR TRADING PURPOSES. NET ASSET VALUE IS TOTAL ASSETS LESS
TOTAL LIABILITIES DIVIDED BY THE NUMBER OF SHARES OUTSTANDING. HOLDINGS ARE
SUBJECT TO CHANGE DAILY.

                 10.31.04 | Fixed Income SHares - Series C, M, R Annual Report 3

FIXED INCOME SHARES - SERIES M PORTFOLIO REVIEW
October 31, 2004 (unaudited)
--------------------------------------------------------------------------------

o  The Portfolio outperformed the           o  Within coupon selection, an
   Lehman Brothers Mortgage index for          emphasis on lower coupons versus
   the fiscal year ended October 31,           higher coupons was positive as
   2004                                        mortgage rates drifted lower and
                                               the odds of a prepayment wave
o  At October 31, 2004 the Portfolio's         increased
   duration was 5.51 years, compared
   to 5.36 years at October 31, 2003        o  Buying mortgages forward and
                                               investing the purchase amount at
o  Over the 12-month period, the               relatively high short-term rates
   Treasury yield curve flattened:             added to returns
   3-month yields and 2-year yields
   rose 95 and 73 basis points,             o  Exposure to Treasuries detracted
   respectively, while 10 and 30-year          from performance as mortgages
   yields fell 27 and 34 basis points,         outperformed Treasuries for the
   respectively                                fiscal year.

o  Above-benchmark duration was             o  An emphasis on asset-backed
   positive as long and intermediate           securities was positive as these
   maturity yields fell during the             issues contributed incremental
   year                                        yield over the year

o  Lower relative exposure to 30-year
   conventional mortgages (Freddie Mac
   and Fannie Mae) detracted from
   returns, however an emphasis on
   30-year 5% and 5.5% coupons added
   to returns

4 Fixed Income SHares - Series C, M, R Annual Report | 10.31.04

FIXED INCOME SHARES - SERIES M PERFORMANCE & STATISTICS
October 31, 2004 (unaudited)
--------------------------------------------------------------------------------
SYMBOL:        PRIMARY INVESTMENTS:               INCEPTION DATE:
FXIMX          Intermediate maturity              3/17/00
               mortgage-backed securities
                                                  NET ASSETS:
                                                  $569.7 million

                                                  PORTFOLIO MANAGEMENT:
                                                  Managed by a team of
                                                  investment professionals
                                                  led by Bill Gross.

TOTAL RETURN(1):
--------------------------------------------------------------------------------
Six Months                                                                 6.20%
1 Year                                                                     9.17%
3 Years                                                                    8.81%
Commencement of Operations (3/17/00) to 10/31/04                          11.87%

--------------------------------------------------------------------------------
Net Asset Value                                                           $11.87
--------------------------------------------------------------------------------
Distribution Yield(2)                                                      3.14%
--------------------------------------------------------------------------------
Duration                                                              5.51 years
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SERIES M AND THE LEHMAN FIXED
RATE MORTGAGED- BACKED SECURITIES INDEX

                                 [CHART OMITTED]

                                         Lehman Fixed Rate
                                          Mortgaged Backed
                           Series M       Securities Index*
                           --------     --------------------
                             10,000           10,000
                             10,075           10,029
                             10,433           10,314
                             10,916           10,655
                             11,682           11,160
                             11,763           11,305
                             12,233           11,607
                             13,043           12,049
                             12,964           12,003
                             13,332           12,238
                             13,946           12,571
                             14,432           12,808
                             14,743           12,965
                             15,205           13,107
                             14,752           13,321
                             15,393           13,597
                             16,001           13,858
                             16,347           13,786
                             16,252           14,002
                             16,805           14,355

*    The Lehman Fixed Rate Mortgage Backed Securities Index is an unmanaged index that is not available for direct investment. Its performance is inclusive of reinvested dividends.

**   March 17, 2000

Assumes reinvestment of all dividends and distributions. Past performance is not predictive of future performance.

MOODY'S RATINGS
(AS A % OF TOTAL INVESTMENTS)

                               [PIECHART OMITTED]

                              Aaa              86.3%
                              Aa                3.6%
                              A                 0.4%
                              P-1               6.1%
                              NR                3.6%

(1)  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions have been reinvested. Total return does not reflect broker commissions or Owrap feeO charges. Total return for a period of less than one year is not annualized.
     Total return for a period greater than one year represents the average annual total return.

(2)  Distribution yield is determined by dividing the annualized current monthly per share dividend by the net asset value at October 31, 2004.

EXPENSE TABLE:

The Investment Manager has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio, except extraordinary expenses. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolio due to this waiver and reimbursement. Consequently, no expense table is included in the annual report. You should be aware, however, that the
Portfolio is an integral part of Owrap feeO programs sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the Investment
Manager or the Sub-Adviser. Participants on these programs pay a Owrap feeO to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the program sponsor. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to the Investment Manager and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

AN INVESTMENT IN THE PORTFOLIO INVOLVES RISK, INCLUDING THE LOSS OF PRINCIPAL.
TOTAL RETURN, DISTRIBUTION YIELD, NET ASSET VALUE AND DURATION WILL FLUCTUATE
WITH CHANGES IN MARKET CONDITIONS. THIS DATA IS PROVIDED FOR INFORMATION ONLY
AND IS NOT INTENDED FOR TRADING PURPOSES. NET ASSET VALUE IS TOTAL ASSETS LESS
TOTAL LIABILITIES DIVIDED BY THE NUMBER OF SHARES OUTSTANDING. HOLDINGS ARE
SUBJECT TO CHANGE DAILY.

                 10.31.04 | Fixed Income SHares - Series C, M, R Annual Report 5

FIXED INCOME SHARES - SERIES R PORTFOLIO REVIEW
October 31, 2004 (unaudited)
--------------------------------------------------------------------------------

o  From April 30, 2004 through October      o  Near benchmark duration from
   31, 2004, the Portfolio returned            TIPS during the first five
   6.73%, outperforming the 6.82%              months of the period was neutral
   return of the Lehman Brothers               to performance as real yields
   Global Real: U.S. TIPS Index.               fell across the period. An
                                               increase in duration from TIPS
o  For the six months, 10 year real            in October was positive as real
   yields fell by 0.48%, equal to the          yields continued to fall.
   0.48% reduction for conventional
   U.S. Treasury issues of similar          o  The focus on intermediate
   maturity.                                   maturities was positive given
                                               the reduction in real rates
o  Breakeven inflation, defined as the         along the intermediate portion
   difference between a real yield on          of the real yield curve.
   TIPS and a nominal yield on a
   Treasury of the same maturity, was       o  Short positions in nominal bonds
   2.46% at October 31, 2004 for the           were negative for performance as
   10-year maturity. This equals the           nominal yields fell over the
   breakeven yield of 2.46% on April           period. An increase in short
   30, 2004.                                   nominal positions in the last
                                               three months of the period
o  The effective duration of the               detracted from overall
   Portfolio was 5.92 years on October         performance.
   31, 2004, compared to duration of
   6.30 years for the benchmark.            o  A small allocation to non-U.S.
                                               exposure was slightly negative
                                               to overall performance.

6 Fixed Income SHares - Series C, M, R Annual Report | 10.31.04

FIXED INCOME SHARES - SERIES R PERFORMANCE SUMMARY & STATISTICS
October 31, 2004 (unaudited)
--------------------------------------------------------------------------------

SYMBOL:        PRIMARY INVESTMENTS:               INCEPTION DATE:
FXIRX          Intermediate maturity              4/15/04
               Inflation-indexed fixed income
               securities                         NET ASSETS:
                                                  $3.1 million

                                                  PORTFOLIO MANAGEMENT:
                                                  Managed by a team of
                                                  investment professionals
                                                  led by John Brynjolfsson.

TOTAL RETURN(1):
--------------------------------------------------------------------------------
Six Months                                                                 6.73%
Commencement of Operations (4/15/04) to 10/31/04                           6.41%

--------------------------------------------------------------------------------
Net Asset Value                                                           $10.37
--------------------------------------------------------------------------------
Distribution Yield(2)                                                      2.32%
--------------------------------------------------------------------------------
Duration                                                              5.92 years
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SERIES R AND THE U.S. TIPS INDEX

                                 [CHART OMITTED]

                             FISH          Lehman US
                           Series R       Tips Index*
                           --------       -----------
                            10,000           10,000
                             9,970            9,515
                            10,132            9,686
                            10,115            9,690
                            10,244            9,780
                            10,495           10,042
                            10,518           10,062
                            10,641           10,162

*    The Lehman U.S. Tips Index is an unmanaged index that is not available for direct investment. The performance is inclusive of reinvested dividends.

**   Inception 4/15/04

Assumes reinvestment of all dividends. Past performance is not of future performance.

(1)  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return is calculated by subtracting the value of an investment in the Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends reinvested. Total return does not reflect broker commissions or Owrap feeO charges. Total return for a period of less than one year is not annualized.

(2)  Distribution yield is determined by dividing the annualized current monthly per share dividend by the net asset value at October 31, 2004.

EXPENSE TABLE:

The Investment Manager has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio, except extraordinary expenses. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolio due to this waiver and reimbursement. Consequently, no expense table is included in the annual report. You should be aware, however, that the
Portfolio is an integral part of "wrap fee" programs sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the Investment
Manager or the Sub-Adviser. Participants on these programs pay a "wrap fee" to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the program sponsor. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to the Investment Manager and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

AN INVESTMENT IN THE PORTFOLIO INVOLVES RISK, INCLUDING THE LOSS OF PRINCIPAL.
TOTAL RETURN, DISTRIBUTION YIELD, NET ASSET VALUE AND DURATION WILL FLUCTUATE
WITH CHANGES IN MARKET CONDITIONS. THIS DATA IS PROVIDED FOR INFORMATION ONLY
AND IS NOT INTENDED FOR TRADING PURPOSES. NET ASSET VALUE IS TOTAL ASSETS LESS
TOTAL LIABILITIES DIVIDED BY THE NUMBER OF SHARES OUTSTANDING. HOLDINGS ARE
SUBJECT TO CHANGE DAILY.

10.31.04 | Fixed Income SHares - Series C, M, R Annual Report 7

FIXED INCOME SHARES -- SERIES C SCHEDULE OF INVESTMENTS
October 31, 2004
-----------------------------------------------------------------------------

 Principal
    Amount                                                                 Credit Rating*
     (000)                                                                 (Moody's/S&P)          Value
=======================================================================================================

 CORPORATE BONDS & NOTES -- 26.0%
           AIRLINES -- 0.6%
           Continental Airlines, Inc., pass thru certificates,
 $    500    6.32%, 11/1/08, Ser. 98-3 (a)                                     Baa3/A       $   487,876
      900    7.92%, 5/1/10, Ser. 00-1 (a)                                      Baa3/A-          888,872
           United Air Lines, Inc., pass thru certificates,
    1,767    7.19%, 4/1/11, Ser. 00-2 (a)                                       NR/NR         1,514,684
      650    7.73%, 7/1/10, Ser. 00-1 (a)                                       NR/NR           536,987
      100    10.125%, 3/22/15, Ser. 91-B2 (b)(c)                                NR/NR            50,436
                                                                                            -----------
                                                                                              3,478,855
                                                                                            -----------
           AUTOMOTIVE -- 1.6%
           DaimlerChrysler NA Holdings,
    3,000    2.34%, 12/10/04, FRN(a)                                           A3/BBB         3,004,443
      200    7.30%, 1/15/12 (a).                                               A3/BBB           229,418
      100  Federal-Mogul Corp., 7.375%, 1/15/06 (b)(c)(d)                       NR/NR            29,250
    4,000  General Motor Corp., 8.375%, 7/15/33                               Baa2/BBB-       4,173,928
    1,600  Hyundia Motor Manufacturing, Alabama LLC, 5.30%,
             12/19/08 (a)(e)                                                   Ba1/BB+        1,666,598
                                                                                            -----------
                                                                                              9,103,637
                                                                                            -----------
           BANKING -- 2.7%
      100  Banque Centrale de Tunisie, 7.375%, 4/25/12 (a)                    Baa2/BBB          115,000
    3,400  HBOS plc, 5.375%, 11/1/13, VRN (a)(e)                                Aa3/A         3,490,382
           HSBC Capital Funding LP,
    1,300    4.61%, 6/27/13, VRN (a)(e)                                        A1/A-          1,262,596
    1,000    10.18%, 6/30/30, VRN (a)(e)                                       A1/A-          1,557,854
      500  KBC Bank Funding Trust III, 9.86%, 11/2/09, VRN, (b)(e)             A2/A-            624,710
    1,600  Royal Bank of Scotland Group plc, 9.12%, 3/31/49, Ser. 1 (a)         A1/A          1,971,407
    2,700  United Overseas Bank Ltd, 5.375%, 9/3/19 (a)(e)                     Aa3/A-         2,782,374
    3,900  Washington Mutual, Inc., 1.97%, 11/3/04, FRN (a)                    A3/A-          3,908,003
                                                                                            -----------
                                                                                             15,712,326
                                                                                            -----------
           DIVERSIFIED MANUFACTURING -- 0.1%
      700  Tyco International Group SA, 6.375%, 2/15/06 (a)                   Baa3/BBB          731,004
                                                                                            -----------
           FINANCIAL SERVICES -- 2.5%
    2,200  Bear Stearns Cos., Inc., 2.23%, 1/18/05, FRN (a)                     A1/A          2,202,556
      300  Citigroup, Inc., 3.50%, 2/1/08 (a)                                 Aa1/AA-           301,556
           Goldman Sachs Group, Inc.,
    2,600    2.45%, 1/7/05 FRN (a)                                             Aa3/A+         2,599,870
    3,500    4.125%-5.25%, 1/15/08-10/15/13 (a)                                Aa3/A+         3,586,518
    2,400  J.P. Morgan Chase & Co., 6.625%, 3/15/12 (a)                         A1/A          2,713,778
    2,900  Morgan Stanley & Co., 4.75%, 4/1/14 (a)                              A1/A          2,846,260
                                                                                            -----------
                                                                                             14,250,538
                                                                                            -----------

8 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C SCHEDULE OF INVESTMENTS
October 31, 2004
-----------------------------------------------------------------------------

   Principal
      Amount                                                               Credit Rating*
       (000)                                                               (Moody's/S&P)          Value
=======================================================================================================

CORPORATE BONDS & NOTES (CONTINUED)
             FINANCING -- 4.3%
 $   2,000   CIT Group, Inc., 2.13%, 12/20/04, FRN (a)                          A2/A        $ 2,004,688
     7,400   Ford Motor Credit Co., 6.875%-7.375%, 2/1/06-2/1/11 (a)          A3/BBB-         7,862,620
     5,300   General Motors Acceptance Corp., 6.875%-7.00%,
               2/1/12-8/28/12, (a)                                            A3/BBB-         5,539,007
     1,000   Household Finance Corp., 7.00%, 5/15/12 (a)                        A1/A          1,157,021
       467   Merrill Lynch Pilgrim America, 2.26%, 12/23/04 (b)(g)             Aaa/AAA          463,578
     1,200   Preferred Term Securities XIII Ltd., 2.44%, 12/24/04,
               FRN (b)(e)(g)                                                   Aaa/AAA        1,192,296
     4,400   Rabobank Capital Fund II, 5.25%-5.26%, 12/31/13-12/31/16,
               VRN (a)(e)                                                      Aa2/AA         4,516,349
     1,900   UFJ Finance Aruba AEC, 6.75%, 7/15/13 (a)                        Baa1/BBB        2,121,416
                                                                                            -----------
                                                                                             24,856,975
                                                                                            -----------
             FOOD -- 0.5%
     2,000   Kraft Foods, Inc., 6.25%, 6/1/12 (a)                              A3/BBB+        2,204,596
       400   Kroger Co., 6.20%, 6/15/12 (a)                                   Baa2/BBB          438,898
                                                                                            -----------
                                                                                              2,643,494
                                                                                            -----------
             HEALTHCARE & HOSPITALS -- 0.1%
       700   HCA, Inc., 7.125%, 6/1/06 (a)                                     Ba1/BB+          734,537
                                                                                            -----------
             HOTELS/GAMING -- 0.4%
             Harrah's Operating Co., Inc.,
       570     7.50%, 1/15/09 (a)                                            Baa3/BBB-          641,336
     1,000     7.875%, 12/15/05 (a)                                            Ba1/BB+        1,052,500
       600   MGM Mirage, Inc., 6.00%, 10/1/09 (a)                              Ba1/BB+          624,000
                                                                                            -----------
                                                                                              2,317,836
                                                                                            -----------
             INSURANCE -- 0.1%
       500   Prudential Financial Inc., 4.10%, 11/15/06 (a)                    A3/A-            509,427
                                                                                            -----------
             MULTI-MEDIA -- 1.3%
     2,975   AOL Time Warner, Inc., 6.125%-7.48%, 1/15/06-4/15/06             Baa1/BBB+       3,172,660
     1,530   British Sky Broadcasting Group plc, 8.20%, 7/15/09 (a)          Baa3/BBB-        1,794,479
     1,000   Continental Cablevision, Inc., 8.30%, 5/15/06 (a)                Baa3/BBB        1,076,655
     1,000   Lenfest Communications, Inc., 7.625%, 2/15/08                    Baa3/BBB        1,119,070
       600   Viacom, Inc., 5.625%-6.625%, 5/15/11-8/15/12 (a)                  A3/A-            665,685
                                                                                            -----------
                                                                                              7,828,549
                                                                                            -----------
             OIL & GAS -- 5.1%
       200   Devon Financing Corp., 6.875%, 9/30/11 (a)                       Baa2/BBB          229,327
     4,250   El Paso Production Holdings Co., 7.75%, 6/1/13 (a)                B3/B-          4,451,875
     1,000   Enterprise Products Operating L.P., 6.65%, 10/15/34 (a)(e)       Baa3/BB+        1,022,914
     1,000   Gazprom International SA., 7.20%, 2/1/20 (a)                       NR/NR         1,052,088
     1,643   Kern River Funding Corp., 4.89%, 4/30/18 (a)(e)                   A3/A-          1,663,529
       500   Kinder Morgan, Inc., 6.50%, 9/1/12 (a)                           Baa2/BBB          554,666

                 10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 9

FIXED INCOME SHARES -- SERIES C SCHEDULE OF INVESTMENTS
October 31, 2004
-----------------------------------------------------------------------------

     Principal
        Amount                                                            Credit Rating*
         (000)                                                            (Moody's/S&P)           Value
=======================================================================================================

CORPORATE BONDS & NOTES (CONTINUED)
               OIL & GAS (CONTINUED)
 $     2,500   Panhandle Eastern Pipe Line Co., 6.05%, 8/15/13 (a)           Baa3/BBB      $ 2,698,552
       3,100   Pemex Project Funding Master Trust, 7.375%-8.00%,
                 11/15/11-12/15/14 (a)                                      Baa1/BBB-        3,476,150
       7,950   Petroleos Mexicanos, 9.25%, 3/30/18 (a)                      Baa1/BBB-        9,679,125
       1,250   Pioneer Natural Resources Co., 5.875%, 7/15/16 (a)           Baa3/BBB-        1,330,490
          25   Sonat, Inc., 7.625%, 7/15/11 (a)                              Caa1/CCC+          25,687
         400   Southern Natural Gas Co., 8.00%, 3/1/32 (a)                    B1/B-            424,000
       2,000   William Cos, Inc., 7.625%, 7/15/19 (a)                          B3/B+         2,260,000
                                                                                           -----------
                                                                                            28,868,403
                                                                                           -----------
               PAPER PRODUCTS -- 0.4%
       1,000   Boise Cascade Corp., 7.00%, 11/1/13 (a)                        Ba2/BB         1,175,000
         600   International Paper Co., 6.75%, 9/1/11 (a)                    Baa2/BBB          675,328
         500   Weyerhaeuser Co., 6.125%, 3/15/07 (a)                         Baa2/BBB          533,446
                                                                                           -----------
                                                                                             2,383,774
                                                                                           -----------
               TELECOMMUNICATIONS -- 2.7%
         350   AT&T Wireless Services, Inc.,7.50%, 5/1/07 (a)                Baa2/BBB          386,028
       1,400   British Telecommunications plc, 7.875%-8.375%,
                 12/15/05-12/15/10, VRN (a)                                  Baa1/A-         1,495,112
 [Euro]1,280   Deutsche Telekom International Finance, 8.25%, 5/29/12,
                 VRN (a)                                                     Baa1/BBB+       2,038,988
               France Telecom SA,
 [Euro]  840     7.50%, 3/14/08, VRN (a)                                     Baa2/BBB+       1,196,436
 $     2,000     7.95%, 3/1/06, VRN (a)                                      Baa2/BBB+       2,128,362
         750   Qwest Communications International Inc., 7.25%,
                 2/15/11 (a)(e)                                                B3/B            748,125
         740   Qwest Capital Funding, Inc.7.25%, 2/15/11(a)                   Caa2/B           693,750
               SBC Communications, Inc.,
       2,100     4.25%, 6/5/05, VRN (a)(e)                                     A2/A          2,121,645
       2,800     5.10%, 9/15/14                                                A2/A          2,824,903
         600   Verizon Global Funding Inc., 4.00%, 1/15/08 (a)                 A2/A+           611,078
         900   Verizon New England, Inc., 6.50%, 9/15/11 (a)                  Aa3/A+         1,002,223
         100   Vodafone Group plc, 7.75%, 2/15/10 (a)                          A2/A            117,790
                                                                                           -----------
                                                                                            15,364,440
                                                                                           -----------
               TOBACCO 0.2%
       1,000   Philip Morris Cos., Inc., 6.375%, 2/1/06 (a)                  Baa2/BBB        1,032,585
                                                                                           -----------
               UTILITIES -- 3.4%
       1,000   Carolina Power & Light Co., 6.65%, 4/1/08 (a)                 Baa1/BBB        1,089,497
         500   Cleveland Electric Illuminating Co., 6.86%, 10/1/08 (a)      Baa2/BBB-          554,235
         400   Columbus Southern Power Co., 5.50%, 3/1/13, Ser. C (a)         A3/BBB           422,548
       1,300   Constellation Energy Group, Inc., 7.00%, 4/1/12 (a)           Baa1/BBB        1,489,251
       1,300   Dayton Power & Light Co., 5.125%, 10/1/13 (a)(e)             Baa3/BBB-        1,328,015

10 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

     Principal
        Amount                                                         Credit Rating*
         (000)                                                         (Moody's/S&P)             Value
=======================================================================================================

CORPORATE BONDS & NOTES (CONTINUED)
               UTILITIES (CONTINUED)
               Entergy Gulf States, Inc.,
 $     1,200     2.81%, 12/20/04, FRN (a)(e)                             Baa3/BBB-      $  1,204,400
       1,500     3.60%, 6/1/08 (a)                                        Baa3/BBB         1,489,135
         900   Entergy Mississippi, Inc., 4.35%, 4/1/08 (a)               Baa2/A-            911,430
         700   GC1C Funding Corp., 5.13%, 1/15/14 (b)(e)                   NR/BB-            712,055
         200   Idaho Power Corp., 6.60%, 3/2/11 (a)                         A2/A             226,250
       1,000   MidAmerican Energy Holdings Co., 5.875%, 10/1/12 (a)      Baa3/BBB-         1,071,789
         200   Niagara Mohawk Power Corp., 7.75%, 5/15/06 (a)               A3/A+            214,414
       2,500   Ohio Edison Co., 4.00%-5.45%, 5/1/08-5/15/15 (a)           Baa2/BB+         2,531,599
         300   Oncor Electric Delivery Co., 6.375%, 1/15/15 (a)           Baa1/BBB           334,550
       1,925   Pacific Gas & Electric Co., 2.72%, 1/3/05, FRN (a)         Baa2/BBB         1,927,603
         302   PNPP II Funding Corp., 8.51%, 11/30/06 (a)                 Baa2/BB+           311,246
         200   Progress Energy, Inc., 6.05%, 4/15/07 (a)                 Baa2/BBB-           212,136
         500   PSE&G Power LLC, 7.75%, 4/15/11 (a)                        Baa1/BBB           584,474
       1,000   Southern California Edison Co., 8.00%, 2/15/07 (a)          A3/BBB          1,106,346
       1,000   Tampa Electric Co., 6.875%, 6/15/12 (a)                   Baa2/BBB-         1,130,733
         700   TXU Energy Co., 7.00%, 3/15/13 (a)                         Baa2/BBB           796,044
          97   Waterford 3 Funding Corp., 8.09%, 1/2/17 (a)              Baa2/BBB-           109,151
                                                                                        ------------
                                                                                          19,756,901
                                                                                        ------------
               Total Corporate Bonds & Notes (cost--$144,908,787)                        149,573,281
                                                                                        ------------
 SOVEREIGN DEBT OBLIGATIONS -- 18.8%
               BRAZIL -- 2.0%
               Republic of Brazil,
       4,934     3.125%, 4/15/05, FRN (a)                                  B1/BB-          4,666,793
       6,509     8.00%-11.50%, 3/12/08-4/15/24 (a)                         B1/BB-          6,618,374
                                                                                        ------------
                                                                                          11,285,167
                                                                                        ------------
               FRANCE -- 8.5%
[Euro]38,000   Republic of France
                4.00%, 4/25/14 (f)                                        Aaa2/AAA        48,805,401
                                                                                        ------------
               MEXICO -- 4.8%
               United Mexican States,
 $     6,000     6.375%-8.00%, 1/16/13-9/24/22, Ser. A (a)               Baa2/BBB-         6,730,000
      18,300     7.50%-8.30%, 1/14/12-8/15/31 (a)                        Baa2/BBB-        20,990,550
                                                                                        ------------
                                                                                          27,720,550
                                                                                        ------------
               PANAMA -- 1.3%
       6,500   Republic of Panama, 9.625%, 2/8/11 (a)                      Ba1/BB          7,458,750
                                                                                        ------------
               PERU -- 1.1%
       5,800   Republic of Peru, 9.125%, 2/21/12 (a)                      Ba3/BB-          6,525,000
                                                                                        ------------

                 10.31.04 FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 11

FIXED INCOME SHARES -- SERIES C SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

 Principal
    Amount                                                                  Credit Rating*
     (000)                                                                  (Moody's/S&P)          Value
========================================================================================================

SOVEREIGN DEBT OBLIGATIONS (CONTINUED)
           RUSSIA -- 0.6%
           Republic of Russia,
 $  1,700    5.00%, 3/31/07, VRN (a)                                           Baa3/BB+      $  1,704,250
    1,334    10.00%, 6/26/07 (a)                                               Baa3/BB+         1,530,038
                                                                                             ------------
                                                                                                3,234,288
                                                                                             ------------
           SOUTH AFRICA -- 0.5%
    2,505  Republic of South Africa, 6.50%-9.125%, 5/19/09-6/2/14 (a)          Baa2/BBB         2,808,192
                                                                                             ------------
           Total Sovereign Debt Obligations (cost--$102,557,653)                              107,837,348
                                                                                             ------------
 U.S. GOVERNMENT AGENCY SECURITIES -- 4.3%
           FANNIE MAE -- 0.1%
       72    3.125%-5.58%, 11/25/04-6/1/05, FRN, CMO (a)                        Aaa/AAA            72,822
      596    4.00%-7.50%, 2/25/09-9/1/33, CMO (a)                               Aaa/AAA           619,487
                                                                                             ------------
                                                                                                  692,309
                                                                                             ------------
           FREDDIE MAC -- 0.0%
       91    3.13%-3.27%, 11/1/04-7/1/05, FRN CMO (a)                           Aaa/AAA            93,334
                                                                                             ------------
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.8%
       54    4.375%, 11/1/04, CMO (a)                                           Aaa/AAA            53,992
   10,828    5.50%-7.50%, 1/15/31-1/15/34, CMO (a)                              Aaa/AAA        11,057,771
   10,500    5.50%, 11/30/34 (f)                                                Aaa/AAA        10,742,813
                                                                                             ------------
                                                                                               21,854,576
                                                                                             ------------
           OTHER GOVERNMENT AGENCIES -- 0.4%
    1,960  Small Business Investment Companies, 4.50%, 2/1/14 (a)               Aaa/AAA         1,968,554
                                                                                             ------------
           Total U.S. Government Agency Securities (cost--$24,552,190)                         24,608,773
                                                                                             ------------
 MUNICIPAL BONDS & NOTES (a) -- 1.5%
    8,555  Detroit City School District, GO, 5.00%, 5/1/33
             (cost--$8,503,372)                                                 Aaa/AAA         8,781,280
                                                                                             ------------
 U.S. TREASURY NOTES (a) -- 1.1%
    5,741    3.375%, 1/15/07 (h) (cost--$6,107,153)                             Aaa/AAA         6,154,131
                                                                                             ------------
 MORTGAGE-BACKED SECURITIES -- 1.1%
       94  Bank of America Mortgage Securities, 5.60%, 10/20/32 (a)             NR/AAA             95,482
    3,000  Chase Commercial Mortgage Securities Corp., 6.28%, 11/1/04,
             FRN (a)(e)                                                         Aaa/NR          3,344,475
      981  CS First Boston Mortgage Securities Corp., 2.00%, 8/25/33,
             FRN (e)(g)                                                          NR/NR            976,606
       11  First Nationwide Trust, 8.50%, 9/25/31 (a)                           NR/AAA             11,221
   37,857  Hilton Hotel Pool Trust, 0.62%, 11/1/04, FRN, IO (e)                 Aaa/AA          1,302,022
      750  PNC Mortgage Acceptance Corp., 7.61%, 2/15/10 (a)                    Aaa/NR            866,761
                                                                                             ------------
           Total Mortgage-Backed Securities (cost--$6,254,353)                                  6,596,567
                                                                                             ------------
 ASSET-BACKED SECURITIES -- 0.2%
    1,193  Keystone Owner Trust, 8.35%-8.50%, 12/25/24-1/25/29 (a)(e)
             (cost--$1,207,074)                                                 Ba2/NR          1,189,821
                                                                                             ------------

12 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

  Shares                                                                  Credit Rating*
   (000)                                                                   (Moody's/S&P)   Value
=================================================================================================

 CONVERTIBLE PREFERRED STOCK (a) -- 0.4%
     80     General Motors Corp.
             6.25%, 7/15/33, Ser. C (cost--$2,000,000)                                $ 2,150,400
                                                                                      -----------
 RIGHTS -- 0.0%
    250     United Mexican States, Ser. C, expires 6/1/05                                   5,212
    250     United Mexican States, Ser. D, expires 6/30/06                                  6,212
    250     United Mexican States, Ser. E, expires 6/1/07                                   5,775
                                                                                      -----------
            Total Rights (cost--$0)                                                        17,199
                                                                                      -----------
 SHORT-TERM INVESTMENTS -- 57.8%

Principal
   Amount
    (000)
----------
           COMMERCIAL PAPER -- 23.6%
           BANKING -- 9.3%
 $ 2,400   ANZ National, Inc., 2.05%, 1/28/05 (a)                          P-1/A-1+     2,387,424
   2,500   ASB Bank Ltd., 1.85%, 12/15/04 (a)                               P-1/A-1     2,494,347
   5,700   Bank of Ireland, 1.84%-1.86%, 12/17/04-12/21/04 (a)              P-1/A-1     5,689,026
   2,900   DNB NOR Bank ASA, 1.85%, 12/27/04 (a)                            P-1/A-1     2,891,655
   1,100   HBOS Treasury Services plc, 1.58%-1.72%,
             11/2/04-11/30/04 (a)                                          P-1/A-1+     1,099,068
     300   Royal Bank of Scotland plc, 1.63%, 11/3/04 (a)                  P-1/A-1+       299,973
  14,200   Spintab AB, 1.62%-1.96%, 11/1/04-1/26/05 (a)                     P-1/A-1    14,188,758
  11,500   Stadshypotek Delaware, Inc., 1.82%-1.86%,
             12/6/04-12/14/04 (a)                                           P-1/NR     11,476,572
  10,900   Svenska Handelsbank Inc., 1.65%-1.80%, 11/22/04-12/15/04 (a)     P-1/A-1    10,879,912
   2,000   Westpac Capital Corp., 1.69%, 11/26/04 (a)                      P-1/A-1+     1,997,653
                                                                                       ----------
                                                                                       53,404,388
                                                                                       ----------
           CONGLOMERATES -- 2.5%
  14,300   General Electric Capital Corp., 1.58%-1.80%,
             11/1/04-12/15/04 (a)                                          P-1/A-1+    14,284,964
                                                                                       ----------
           FINANCING -- 11.0%
  15,900   Barclay US Funding LLC, 1.86%-1.99%, 12/17/04-2/1/05 (a)        P-1/A-1+    15,845,569
     800   CBA (Delaware) Finance, Inc., 1.64%, 11/16/04 (a)               P-1/A-1+       799,455
  12,700   CDC Commercial Paper Corp., 2.02%, 2/7/05 (a)                   P-1/A-1+    12,625,705
   1,100   Danske Corp., 1.65%-1.79%, 11/19/04-12/20/04 (a)                P-1/A-1+     1,098,709
     300   Fortis Funding LLC, 1.93%, 1/12/05 (a)                          P-1/A-1+       298,485
   1,500   General Motors Acceptance Corp., 2.36%, 3/21/05 (a)              P-2/A-3     1,487,280
  14,300   Rabobank USA Finance Corp., 1.96%, 1/28/05 (a)                  P-1/A-1+    14,225,068
  17,100   UBS Finance, Inc., 1.58%-1.94%, 11/1/04-1/25/05 (a)             P-1/A-1+    17,088,262
                                                                                       ----------
                                                                                       63,468,533
                                                                                       ----------
           OIL & GAS -- 0.8%
   4,500   TotalFinaElf Capital plc., 1.86%, 12/13/04 (a)                  P-1/A-1+     4,490,235
                                                                                       ----------
           Total Commercial Paper (cost--$135,661,929)                                135,648,120
                                                                                      -----------

                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 13

FIXED INCOME SHARES -- SERIES C SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

 Principal
    Amount                                                                  Credit Rating*
     (000)                                                                 (Moody's/S&P)            Value
=========================================================================================================

SHORT-TERM INVESTMENTS (CONTINUED)
           U.S. GOVERNMENT AGENCY SECURITIES (a) -- 22.0%
 $ 48,000  Fannie Mae, 1.56%-1.98%, 11/3/04-1/12/05                            Aaa/AAA       $ 47,941,344
   22,300  Federal Home Loan Bank, 160%-1.968%, 11/12/04-1/21/05               Aaa/AAA         22,217,437
   56,700  Freddie Mac, 1.57%-1.99%, 11/2/04-1/25/05                           Aaa/AAA         56,527,772
                                                                                             ------------
           Total U.S. Government Agency Securities (cost--$126,704,162)                       126,686,553
                                                                                             ------------
           CORPORATE NOTES -- 5.4%
           AUTOMOTIVE -- 0.3%
    1,600  DaimlerChrysler N.A. Holdings 7.40%, 1/20/05 (a)                     A3/BBB          1,617,022
                                                                                             ------------
           DIVERSIFIED MANUFACTURING -- 0.3%
    1,500  Tyco International Group SA, 5.875%, 11/1/04 (a)                    Baa3/BBB         1,500,000
                                                                                             ------------
           FINANCING -- 2.4%
           Ford Motor Credit Co.,
    5,600    2.31%-2.51%, 1/18/05-1/28/05, FRN (a)                             A3/BBB-          5,595,354
    5,000    7.50%-7.60%, 3/15/05-8/1/05 (a)                                   A3/BBB-          5,138,501
    3,000  General Motors Acceptance Corp., 3.82%, 12/6/04, FRN (a)           Baa1/BBB-         3,012,960
      100  PP&L Capital Funding, Inc., 7.75%, 4/15/05 (a)                     Baa3/BBB-           102,117
                                                                                             ------------
                                                                                               13,848,932
                                                                                             ------------
           HOTELS/GAMING -- 0.4%
    2,100  MGM Grand Inc., 6.95%, 2/1/05 (a)                                   Ba1/BB+          2,131,500
      200  Mirage Resort, Inc., 6.625%, 2/1/05 (a)                             Ba1/BB+            203,000
                                                                                             ------------
                                                                                                2,334,500
                                                                                             ------------
           PAPER PRODUCTS -- 0.0%
      235  Abitibi-Consolidated, Inc., 8.30%, 8/1/05 (a)                        Ba3/BB            243,519
                                                                                             ------------
           MULTI-MEDIA -- 0.4%
    2,000  Continental Cablevision, Inc., 8.875%, 9/15/05                     Baa3/BBB-         2,103,080
                                                                                             ------------
           OIL & GAS -- 0.1%
      610  Halliburton Co., 3.57%, 1/17/05, FRN (a)                            Baa2/BBB           615,134
                                                                                             ------------
           TELECOMMUNICATIONS -- 1.1%
    1,400  Deutsche Telekom International Finance, 8.25%,
             6/15/05 (a)                                                      Baa1/BBB+         1,448,216
    3,000  Rogers Cablesystems Inc., 10.00%, 3/15/05, Ser. B (a)              Ba2/BBB-          3,090,000
    2,000  Sprint Capital Corp. FON Group, 7.90%, 3/15/05 (a)                 Baa3/BBB-         2,039,768
                                                                                             ------------
                                                                                                6,577,984
                                                                                             ------------
           TOBACCO -- 0.4%
    2,000  Philip Morris Cos., Inc., 7.00%, 7/15/05 (a)                        Baa2/BBB         2,049,384
                                                                                             ------------
           Total Corporate Notes (cost--$30,850,092)                                           30,889,555
                                                                                             ------------

14 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

    Principal
       Amount                                                                  Credit Rating*
        (000)                                                                 (Moody's/S&P)            Value
============================================================================================================

SHORT-TERM INVESTMENTS (CONTINUED)
              CERTIFICATES OF DEPOSIT (a) -- 2.9%
              FINANCIAL SERVICES -- 2.9%
 $   16,500   Citibank New York NA, 1.66%-2.03%, 11/23/04-1/24/05
                (cost $16,500,000)                                                P-1/A-1+      $ 16,500,000
                                                                                                ------------
              U.S. TREASURY BILLS (a) -- 0.7%
      4,410     1.56%-1.67%, 12/2/04-12/16/04 (cost--$4,402,410)                  Aaa/AAA          4,402,410
                                                                                                ------------
              REPURCHASE AGREEMENTS (a) -- 3.2%
     14,400   Agreement with Lehman Brothers, Inc., dated October 29, 2004,
                1.78% due 11/1/04, proceeds: $14,402,136; collateralized by
                U.S. Treasury Inflationary Bonds, 3.875% due 4/15/29, valued
                at $14,772,125                                                                    14,400,000
      4,312   Agreement with State Street Bank & Trust Co., dated
               October 29, 2004, 1.40% due 11/1/04, proceeds: $4,312,503;
               collateralized by Freddie Mac, 2.875%, 9/15/05 valued at
               $4,402,425                                                                          4,312,000
                                                                                                ------------
              Total Repurchase Agreements (cost--$18,712,000)                                     18,712,000
                                                                                                ------------
              Total Short-Term Investments (cost--$332,830,593)                                  332,838,638
                                                                                                ------------
              TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN (cost--$628,921,175) -- 111.2%            639,747,437
                                                                                                ------------
 CALL OPTIONS WRITTEN (d) -- (0.0)%
  Contracts
       (100)  U.S Treasury Notes 10 yr Futures, Chicago Board of Trade,
                Strike price $114, expires 11/4/04                                                   (56,250)
       (150)  U.S Treasury Notes 10 yr Futures, Chicago Board of Trade,
                Strike price $115, expires 11/4/04                                                   (35,156)
       (100)  U.S Treasury Notes 10 yr Futures, Chicago Board of Trade,
                Strike price $116, expires 11/4/04                                                   (34,375)
                                                                                                ------------
              Total Call Options Written (premiums received-$164,313)                               (125,781)
                                                                                                ------------
 PUT OPTIONS WRITTEN (d) -- (0.0)%
       (150)  U.S Treasury Notes 10 yr Futures, Chicago Board of Trade
                Strike price $110, expires 11/4/04                                                    (7,031)
       (100)  U.S Treasury Notes 10 yr Futures, Chicago Board of Trade
                Strike price $110, expires 5/21/04                                                    (3,125)
                                                                                                ------------
              Total Put Options Written (premiums received--$145,937)                                (10,156)
                                                                                                ------------
              Total Options Written (premiums received--$310,250)                                   (135,937)
                                                                                                ------------

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN (cost--$628,610,925)                    111.2%         639,611,500
Liabilities in excess of other assets                                             (11.2)         (64,436,268)
                                                                                 ------        -------------
NET ASSETS                                                                        100.0%      $  575,175,232
                                                                                 ------       --------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                10.31.04  Fixed Income SHares -- Series C, M, R Annual Report 15

FIXED INCOME SHARES -- SERIES M SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

   Principal
      Amount                                                                 Credit Ratings*
       (000)                                                                  (Moody's/S&P)         Value
=========================================================================================================

 U.S. GOVERNMENT AGENCY SECURITIES -- 78.7%
             FANNIE MAE -- 51.0%
 $  22,978     2.39%-7.91%, 11/1/04-9/1/05, FRN (a)                              Aaa/AAA     $ 23,508,690
    50,195     3.50%-7.50%, 2/25/09-8/1/34 (a)                                   Aaa/AAA       50,493,699
       650     6.50%, 7/18/27, PO (a)                                            Aaa/AAA          674,612
   213,250     5.00%-6.50%, 11/30/19-11/30/34 (f)                                Aaa/AAA      216,203,663
                                                                                             ------------
                                                                                              290,880,664
                                                                                             ------------
             FREDDIE MAC -- 12.1%
     8,596     2.32%-5.58%, 11/15/04-7/1/05, FRN (a)                             Aaa/AAA        8,819,212
    49,000     5.00%-5.50%, 11/30/34 (f)                                         Aaa/AAA       49,530,634
    10,355     5.50%-7.50%, 7/1/08-8/15/30 (a)                                   Aaa/AAA       10,815,604
                                                                                             ------------
                                                                                               69,165,450
                                                                                             ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 15.6%
    14,631     2.26%-5.75%, 11/1/04-10/1/05, FRN (a)                             Aaa/AAA       14,742,581
    46,500     5.50%, 11/30/34 (f)                                               Aaa/AAA       47,575,313
    25,651     5.50%-7.50%, 5/15/23-3/15/34 (a)                                  Aaa/AAA       26,300,778
                                                                                             ------------
                                                                                               88,618,672
                                                                                             ------------
             Total U.S. Government Agency Securities (cost--$446,590,337)                     448,664,786
                                                                                             ------------
 MORTGAGE-RELATED SECURITIES -- 14.7%
             Bank of America Mortgage Securities, Inc.,
     3,142     4.74%, 8/25/32 (a)                                                Aa2/NR         3,138,589
     2,394     4.74%, 8/25/32 (a)                                                 A2/NR         2,390,525
             Bear Stearns Alt-A Trust,
     8,225     2.21%, 11/25/04, FRN (a)                                          Aaa/AAA        8,248,639
     9,992     4.79%, 11/1//04, FRN (a)                                          Aaa/AA+        9,903,497
       122   Bear Stearns Mortgage Securities, Inc., 6.80%, 11/25/04,
               FRN (a)                                                           Aaa/NR           123,366
    11,963   Carey Commercial Mortgage Trust, 5.97%, 9/20/19 (a)(e)              Aaa/NR        12,461,114
        92   Citicorp Mortgage Securities, Inc., 5.75%, 6/25/09 (a)              Aaa/AAA           91,993
     3,505   Commercial Capital Access One, Inc.,
               7.68%, 11/1/04, FRN (a)(e)                                         NR/NR         3,719,599
             CS First Boston Mortgage Securities Corp.,
       352     2.13%, 11/25/04, FRN (g)                                           NR/NR           352,046
       111     2.33%-2.48%, 11/25/04, FRN (a)                                    Aaa/Aaa          111,470
     1,265     6.75%, 6/25/31(a)                                                 Aaa/AAA        1,263,860
        13   First Nationwide Trust, 8.00%, 10/25/30 (a)                         NR/AAA            12,989
       851   GMAC Commercial Mortgage Securities Inc., 6.50%,
               5/15/35 (a)(e)                                                    NR/BB+           915,767
             GS Mortgage Securities Corp. II,
     1,500     6.62%, 2/14/16 (a)(e)(f)                                          NR/AAA         1,672,406
     3,000     6.62%, 5/3/18 (a)(e)(f)                                           Aaa/AAA        3,384,860
    37,857   Hilton Hotel Pool Trust, 0.62%, 11/1/04, FRN, IO (e)                Aaa/AA         1,302,023
        97   Impac Secured Assets Corp., 7.37%, 4/25/32 (a)                      Aaa/AAA           97,600
     2,000   J.P. Morgan Chase Commercial Mortgage Sec. Corp., 6.47%,
               11/15/35 (a)                                                      NR/AAA         2,252,088

16 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES M SCHEDULE OF INVESTMENTS
October 31, 2004
-----------------------------------------------------------------------------

 Principal
    Amount                                                                 Credit Ratings*
     (000)                                                                  (Moody's/S&P)       Value
======================================================================================================

MORTGAGE-RELATED SECURITIES (CONTINUED)
 $   967   Mellon Residential Funding Corp., 2.40%, 11/1/04, FRN (a)           NR/AAA        $929,725
           Merrill Lynch Credit Corp. Mortgage Investors, Inc.,
   1,434     2.25%-2.27%, 11/15/04, FRN (a)                                    Aa1/AAA      1,436,834
   3,727     2.35%, 11/25/04, FRN (a)                                          Aaa/AAA      3,728,086
   1,833   Morgan Stanley Dean Witter Capital, 4.60%, 3/25/33 (a)              Aaa/AAA      1,853,461
   1,522   Mortgage Capital Funding, Inc., 7.29%, 2/20/27 (a)                  Aaa/NR       1,587,400
     789   Residential Asset Securitization Trust, 5.50%, 7/25/33 (a)          NR/AAA         796,970
           Structured Asset Mortgage Investments II, Inc.,
   2,000     2.24%, 11/19/04, FRN (a)(g)                                       Aaa/NR       1,945,785
   4,527     2.24%, 11/19/04, FRN (a)                                          Aaa/AAA      4,537,023
     129   Structured Asset Securities Corp., 3.25%, 11/1/04, FRN (a)          Aaa/AAA        130,135
   2,692   Vendee Mortgage Trust, 6.50%, 9/15/24 (a)                            NR/NR       2,802,730
           Washington Mutual Mortgage Securities Corp.,
     604     5.14%, 11/1/04, FRN (a)                                           Aaa/AAA        612,259
   6,172     5.14%, 11/1/04, FRN (a)                                           Aaa/AA+      6,225,327
   4,769     5.14%, 11/1/04, FRN (a)                                           Aa2/A+       4,794,071
   1,040   Wells Fargo Mortgage Backed Securities Trust, 5.00%,
             6/25/18 (a)                                                       Aaa/AAA      1,048,355
                                                                                           ----------
           Total Mortgage-Related Securities (cost--$83,600,161)                           83,870,592
                                                                                           ----------
 ASSET-BACKED SECURITIES -- 13.8%
           Aegis Asset Backed Securities Trust,
   2,909     2.33%, 11/25/04, FRN (a)                                          Aaa/AAA      2,908,114
   6,435     4.00%, 11/25/33, IO (b)                                           Aaa/AAA        251,127
     417   Amortizing Residential Collateral Trust, 2.20%, 11/25/04,
             FRN (a)                                                           NR/AAA         417,340
     369   Bayview Financial Acquistion Trust, 2.31%, 11/25/04,
             FRN (a)(e)                                                        Aaa/AAA        368,568
           Bear Stearns Asset Backed Securities, Inc.,
   6,104     2.52%, 11/25/04, FRN (a)                                          Aaa/AAA      6,157,845
  10,940     5.00%, 3/25/07, IO (b)                                            NR/Aaa       1,225,280
   1,839   Beneficial Mortgage Corp., 1.96%, 11/28/04, FRN (a)                 Aaa/AAA      1,826,702
      72   Cendant Mortgage Corp., 6.00%, 12/25/33 (a)(e)                      NR/AAA          74,215
     800   Community Program Loan Trust, 4.50%, 4/1/29 (a)                     NR/AAA         759,817
   1,178   Conseco Finance Securitization Co., 3.22%, 11/15/04, FRN (a)        Aa2/AA       1,182,819
   3,942   Countrywide Asset-Backed Certificates, Inc., 2.40%,
             11/25/04, FRN (a)(e)                                              Aaa/AAA      3,947,412
     154   EMC Mortgage Loan Trust, 2.30%, 11/25/04, FRN (a)(e)                Aaa/AAA        153,922
     183   First Investor Auto Owner Trust, 3.46%, 12/15/08 (a)(e)             Aaa/AAA        183,825
      60   First Plus Home Loan Trust, 7.32%, 11/10/23 (a)                      NR/AA          59,733
     251   Fremont Home Loan Owner Trust, 2.33%, 11/25/04, FRN (a)             Aaa/AAA        251,414
   1,156   Fremont Home Loan Trust, 2.30%, 11/25/04, FRN (a)                   Aaa/AAA      1,158,200
           Green Tree Financial Corp.,
   1,000     7.06%, 2/1/31 (a)                                                  NR/B          843,384
   1,826     7.40%, 6/15/27 (a)                                                Aa3/AA+      1,987,144
     611     7.55%, 1/15/29 (a)                                                 NR/AA         671,856

                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 17

FIXED INCOME SHARES -- SERIES M SCHEDULE OF INVESTMENTS
October 31, 2004
------------------------------------------------------------------------------

 Principal
    Amount                                                                 Credit Ratings*
     (000)                                                                  (Moody's/S&P)        Value
=======================================================================================================

ASSET-BACKED SECURITIES (CONTINUED)
 $ 2,515   Home Equity Mortgage Trust, 2.35%, 11/25/04, FRN (a)                Aaa/AAA      $2,522,464
     317   Household Mortgage Loan Trust, 2.21%, 11/20/04, FRN (a)             Aaa/AAA         318,127
   2,466   Irwin Home Equity Trust, 2.45%, 11/25/04, FRN (a)                   Aaa/AAA       2,474,536
   1,513   Merrill Lynch Mortgage Investor, Inc.,
             2.29%, 11/25/04, FRN (a)                                          Aaa/AAA       1,516,362
   4,000   Metris Master Trust., 2.44%, 11/20/04, FRN (g)                      Aa2/AA        3,997,510
   2,675   Mid-State Trust, 6.01%, 8/15/37 (a)                                 Aaa/AAA       2,761,291
   3,018   Morgan Stanley ABS Capital I, Inc., 2.27%, 11/25/04, FRN (a)        Aaa/AAA       3,022,492
     228   Nissan Auto Receivables Owner Trust, 4.28%, 10/16/06 (a)            Aaa/AAA         229,710
   2,168   Renaissance Home Equity Loan Trust, 2.13%,
             11/25/04, FRN (a)                                                 Aaa/AAA       2,169,640
           Residential Asset Mortgage Products, Inc.,
   2,000     5.90%, 7/25/34 (a)                                                Aaa/AAA       2,009,446
      29     6.58%, 1/25/32 (a)                                                Aaa/AAA          28,761
   1,000     7.14%, 4/25/32 (a)                                                 A2/A         1,040,477
  10,000   Residential Asset Securities Corp., 8.19%, 2/25/31 (a)              NR/AAA       10,538,300
           Salomon Brothers Mortgage Securities VII, Inc.
   3,800     3.08%, 11/25/04, FRN (a)                                          NR/AA+        3,817,499
   4,756   Saxon Asset Security Trust., 3.08%, 11/25/04, FRN (a)               Aa2/NR        4,769,938
  10,689   SLM Student Loan Trust, 2.36%, 11/25/04, FRN (a)                    Aaa/AAA      10,825,943
   2,000   World Financial Network Credit Card Master Trust,
             1.93%, 11/15/04, FRN (a)                                          Aaa/AAA       1,999,062
                                                                                           -----------
           Total Asset-Backed Securities (cost--$78,389,358)                                78,470,275
                                                                                           -----------
 MUNICIPAL BONDS (a) -- 1.8%
           CALIFORNIA -- 0.9%
   5,000   Los Angeles California Water & Power Rev., 5.00%, 7/01/30,
             Ser. A                                                            Aa3/AA-       5,105,400
           NEW YORK -- 0.9%
   5,000   New York City Municipal Water Finance Auth. Rev., 5.00%,
             6/15/35                                                           Aa2/AA+       5,126,400
                                                                                           -----------
           Total Municipal Bonds (cost--$9,850,634)                                         10,231,800
                                                                                           -----------
 SHORT-TERM INVESTMENTS -- 45.2%
           U.S. GOVERNMENT AGENCY DISCOUNT NOTES (a) -- 33.0%
  87,600   Fannie Mae 1.58%-1.78%, 11/3/04-12/15/04                            Aaa/AAA      87,500,318
  44,600   Federal Home Loan Bank, 1.65%-1.98%, 11/1/04-1/21/05                Aaa/AAA      44,415,900
  56,300   Freddie Mac 1.54%-1.96%, 11/2/04-1/24/05                            Aaa/AAA      56,113,265
                                                                                           -----------
           Total U.S. Government Agency Discount Notes
             (cost--$188,054,714)                                                          188,029,483
                                                                                           -----------
           CERTIFICATES OF DEPOSIT -- 6.6%
           BANKING -- 3.8%
  11,000   Bank of America N.A., 1.64%-2.00%, 11/10/04-2/1/05                 P-1/A-1+      11,000,000
  11,000   Wells Fargo & Co., 1.78%-1.90%, 11/12/04-12/15/04                  P-1/A-1+      11,000,000
                                                                                           -----------
                                                                                            22,000,000
                                                                                           -----------

18 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES M SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

 Principal
    Amount                                                                      Credit Ratings*
     (000)                                                                       (Moody's/S&P)        Value
============================================================================================================

SHORT-TERM INVESTMENTS (CONTINUED)
           FINANCIAL SERVICES -- 2.8%
 $ 15,800  Citigroup, Inc. 1.65%-1.81%, 11/15/04-12/10/04                      P-1/A-1+         $ 15,800,000
                                                                                                ------------
           Total Certificates of Deposit (cost--$37,800,000)                                      37,800,000
                                                                                                ------------
           COMMERCIAL PAPER -- 2.8%
           CONGLOMERATES -- 2.8%
   15,900  General Electric Capital Corp., 1.60%-1.72%, 11/9/04-12/2/04
             (a) (cost--$15,888,929)                                           P-1/A-1+            15,888,929
                                                                                                 ------------
           U.S. TREASURY BILLS (a) -- 0.5%
    2,630  1.63%-1.67%, 12/16/04 (cost--$2,624,625)                            Aaa/AAA              2,624,625
                                                                                                 ------------
           ASSET-BACKED SECURITIES -- 0.0%
    2,000  NPF XII, Inc. 0.00%, 11/1/03, (b)(c)(d)(e)(g) (cost--$2,000,000)                                --
                                                                                                 ------------
           REPURCHASE AGREEMENTS (a) -- 2.3%
      200  Agreement with Lehman Securities, Inc., dated
             October 31, 2004, 1.78% due 11/1/04 proceeds:
             $200,030; collateralized by U.S. Treasury Inflationary Bonds
             valued at $207,301                                                                       200,000
   12,809  Agreement with State Street Bank & Trust Co., dated
             October 31, 2004, 1.40% due 11/1/04 proceeds $12,810,494;
             collateralized by Freddie Mac, 2.875% due 9/15/05, valued
             at $13,066,237                                                                        12,809,000
                                                                                                 ------------
           Total Repurchase Agreements (cost--$13,009,000)                                         13,009,000
                                                                                                 ------------
           Total Short-Term Investments (cost--$259,377,268)                                      257,352,037
                                                                                                 ------------
           TOTAL INVESTMENTS (cost--$877,807,758)                                154.2%          878,589,490
           Liabilities in excess of other assets                                 (54.2)%         (308,897,574)
                                                                                 -------         ------------
           NET ASSETS                                                            100.0%          $569,691,916
                                                                                 -------         ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                10.31.04  Fixed Income SHares -- Series C, M, R Annual Report 19

FIXED INCOME SHARES -- SERIES R SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

 Principal
    Amount                                                                    Credit Ratings*
     (000)                                                                      (Moody's/S&P)         Value
============================================================================================================

 U.S. TREASURY BONDS & NOTES (a)(h) -- 98.2%                                                  $ 2,672,927
$2,551     U.S. Treasury Notes 2.00%-3.625%, 1/15/09-7/15/14                                  -----------
  288      U.S. Treasury Bonds 3.875%, 4/15/29                                                    383,273
          Total U.S. Treasury Bonds and Notes (cost--$2,945,108)                              -----------
 SHORT-TERM INVESTMENTS -- 12.0%                                                                3,056,200
          U.S. TREASURY BILLS -- 3.8%                                                         -----------
  120      1.63%, 12/16/04 (cost--$119,756)
          REPURCHASE AGREEMENTS -- 8.2%                                          Aaa/AAA          119,756
  200     Agreement with Lehman Securities, Inc., dated October 31, 2004,                     -----------
            1.78% due 11/1/04 proceeds: $200,030; collateralized by U.S.
            Treasury Inflationary Bonds, 3.875% due 4/15/29, valued at
            $207,301
   55     Agreement with State Street Bank & Trust Co., dated                                     200,000
            October 31, 2004, 1.40% due 11/1/04 proceeds: $55,006;
            collateralized by Federal Home Loan Bank, 1.625% due 6/17/05,
            valued at $60,121
          Total Repurchase Agreements (cost--$255,000)                                             55,000
          Total Short-Term Investments (cost--$374,756)                                       -----------
TOTAL INVESTMENTS (cost--$3,319,865)                                                              255,000
Liabilities in excess of other assets                                                         -----------
NET ASSETS                                                                                        374,756
                                                                                              -----------
                                                                                   110.2%       3,430,956
                                                                                   (10.2)        (316,701)
                                                                                  -------      -----------
                                                                                   100.0%      $3,114,255
                                                                                  -------      -----------

--------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS:

*     Unaudited
(a)   All or partial amount segregated as collateral for futures contracts, when-issued or delayed-delivery securities.
(b)   Security deemed illiquid.
(c)   Security in default.
(d)   Non-income producing security.
(e)   144A Security--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional investors.
(f)   When-issued or delayed-delivery security. To be delivered/settled after October 31, 2004.
(g)   Fair-valued security.
(h)   Inflationary Bonds--Principal amount of security is adjusted for inflation.
--------------------------------------------------------------------------------
GLOSSARY:

CMO    --  Collateralized Mortgage Obligation
[Euro] --  Eurodollar
FRN    --  Floating Rate Note, maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on
           October 31, 2004.
GO     --  General Obligation Bond
IO     --  Interest Only
NR     --  Not Rated
PO     --  Principal Only
VRN    --  Variable Rate Note, maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on
           October 31, 2004.

20 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04
                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FIXED INCOME SHARES -- SERIES C, M, R STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2004
--------------------------------------------------------------------------------

                                                                     SERIES C            SERIES M        SERIES R
                                                              -----------------   -----------------   -------------

ASSETS:
Investments, at value (cost--$628,921,175, $877,807,758
  and $3,319,865, respectively)                                  $639,747,437        $878,589,490      $3,430,956
-----------------------------------------------------------     -------------       -------------      ----------
Cash (including foreign currency on Series C of
  $876,882 with a cost of $880,600 and on Series R of
  $7,857 with a cost of $7,881)                                       876,882                  --           7,905
-----------------------------------------------------------     -------------       -------------      ----------
Receivable for investments sold                                    20,935,563          16,565,238              --
-----------------------------------------------------------     -------------       -------------      ----------
Unrealized appreciation on swaps                                    8,004,753                  --              --
-----------------------------------------------------------     -------------       -------------      ----------
Receivable for shares of beneficial interest sold                   5,660,592           5,714,247              --
-----------------------------------------------------------     -------------       -------------      ----------
Interest receivable                                                 4,942,142           1,420,332          18,000
-----------------------------------------------------------     -------------       -------------      ----------
Swap premiums paid                                                  1,591,439           1,158,760           4,164
-----------------------------------------------------------     -------------       -------------      ----------
Unrealized appreciation on forward foreign currency
  contracts                                                           525,554                  --              --
-----------------------------------------------------------     -------------       -------------      ----------
Receivable for variation margin on futures contracts                  166,821             515,250             552
-----------------------------------------------------------     -------------       -------------      ----------
  Total Assets                                                    682,451,183         903,963,317       3,461,577
-----------------------------------------------------------     -------------       -------------      ----------

LIABILITIES:
Due to custodian                                                        2,189             507,883              --
-----------------------------------------------------------     -------------       -------------      ----------
Payable for investments purchased                                  80,310,974         331,977,109         327,355
-----------------------------------------------------------     -------------       -------------      ----------
Payable for short sales (cost--$20,929,219)                        20,974,062                  --              --
-----------------------------------------------------------     -------------       -------------      ----------
Swap premiums received                                              3,020,704                  --           2,644
-----------------------------------------------------------     -------------       -------------      ----------
Dividends payable                                                   1,447,763           1,476,531           6,130
-----------------------------------------------------------     -------------       -------------      ----------
Unrealized depreciation on swaps                                    1,178,218             127,424          11,141
-----------------------------------------------------------     -------------       -------------      ----------
Payable for shares of beneficial interest redeemed                    192,948             182,454              --
-----------------------------------------------------------     -------------       -------------      ----------
Options written, at value (premiums received on
  Series C--$310,250)                                                 135,937                  --              --
-----------------------------------------------------------     -------------       -------------      ----------
Unrealized depreciation on forward foreign currency
  contracts                                                            13,156                  --              52
-----------------------------------------------------------     -------------       -------------      ----------
  Total Liabilities                                               107,275,951         334,271,401         347,322
-----------------------------------------------------------     -------------       -------------      ----------
NET ASSETS                                                       $575,175,232        $569,691,916      $3,114,255
-----------------------------------------------------------     -------------       -------------      ----------

NET ASSETS CONSIST OF:
Beneficial interest shares of $0.001 par value (unlimited
  number authorized)                                                   47,686              48,003             300
-----------------------------------------------------------     -------------       -------------      ----------
Paid-in-capital in excess of par                                  535,251,341         546,388,256       3,001,697
-----------------------------------------------------------     -------------       -------------      ----------
Undistributed (dividends in excess of) net investment
  income                                                            2,363,837              46,428             (70)
-----------------------------------------------------------     -------------       -------------      ----------
Accumulated net realized gain                                      19,177,668          18,514,902           6,325
-----------------------------------------------------------     -------------       -------------      ----------
Net unrealized appreciation of investments, futures
  contracts, options written, swaps and other assets
  and liabilities denominated in foreign currency                  18,334,700           4,694,327         106,003
-----------------------------------------------------------     -------------       -------------      ----------
NET ASSETS                                                       $575,175,232        $569,691,916      $3,114,255
-----------------------------------------------------------     -------------       -------------      ----------
Shares Outstanding                                                 47,685,961          48,002,627         300,194
-----------------------------------------------------------     -------------       -------------      ----------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                                           $12.06              $11.87          $10.37
-----------------------------------------------------------     -------------       -------------      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                10.31.04  Fixed Income SHares -- Series C, M, R Annual Report 21

FIXED INCOME SHARES -- SERIES C, M, R STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                For the period
                                                                                               April 15, 2004*
                                                                    For the year                       through
                                                               ended October 31, 2004         October 31, 2004
                                                           -------------------------------   -----------------
                                                                  SERIES C        SERIES M            SERIES R
                                                            --------------   --------------  -----------------
INVESTMENT INCOME:

Interest                                                       $19,513,135     $15,072,861             $78,421
--------------------------------------------------------      ------------     -----------           ---------
Dividends                                                          135,470              --                  --
--------------------------------------------------------      ------------     -----------           ---------
  Total Investment Income                                       19,648,605      15,072,861              78,421
--------------------------------------------------------      ------------     -----------           ---------
EXPENSES:
Interest expense                                                        --          31,087                  --
--------------------------------------------------------      ------------     -----------           ---------
NET INVESTMENT INCOME                                           19,648,605      15,041,774              78,421
--------------------------------------------------------      ------------     -----------           ---------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
   Investments                                                  10,380,796      19,536,019               4,644
--------------------------------------------------------      ------------     -----------           ---------
   Futures contracts                                             3,319,580       1,200,783               1,502
--------------------------------------------------------      ------------     -----------           ---------
   Options written                                                 726,564         109,500                  --
--------------------------------------------------------      ------------     -----------           ---------
   Swaps                                                         7,366,147              --                  --
--------------------------------------------------------      ------------     -----------           ---------
   Foreign currency transactions                                   677,651              --                 109
--------------------------------------------------------      ------------     -----------           ---------
Net change in unrealized appreciation/depreciation of:
   Investments                                                  (1,900,657)      1,411,868             111,091
--------------------------------------------------------      ------------     -----------           ---------
   Futures                                                         291,584       4,040,019               6,083
--------------------------------------------------------      ------------     -----------           ---------
   Options written                                                 (87,383)       (109,425)                 --
--------------------------------------------------------      ------------     -----------           ---------
   Swaps                                                         6,397,148        (127,424)            (11,141)
--------------------------------------------------------      ------------     -----------           ---------
   Foreign currency transactions                                  (391,286)             --                 (30)
--------------------------------------------------------      ------------     -----------           ---------
Net realized and unrealized gain on investments,
  futures contracts, options written, swaps and foreign
  currency transactions                                         26,780,144      26,061,340             112,258
--------------------------------------------------------      ------------     -----------           ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS                                        $46,428,749     $41,103,114            $190,679
--------------------------------------------------------      ------------     -----------           ---------

*Commencement of operations.

22 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04
                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FIXED INCOME SHARES -- SERIES C STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Year ended       Year ended
                                                                              October 31,      October 31,
                                                                                     2004             2003
                                                                         ----------------   --------------

INVESTMENT OPERATIONS:
Net investment income                                                        $19,648,605       $17,916,616
----------------------------------------------------------------------    --------------     -------------
Net realized gain on investments, futures contracts, options written,
  swaps and foreign currency transactions                                     22,470,738         5,788,785
----------------------------------------------------------------------    --------------     -------------
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency
  transactions                                                                 4,309,406        19,286,409
----------------------------------------------------------------------    --------------     -------------
Net increase in net assets resulting from investment operations               46,428,749        42,991,810
----------------------------------------------------------------------    --------------     -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                        (20,334,474)      (17,916,616)
----------------------------------------------------------------------    --------------     -------------
Net realized gains                                                            (6,332,601)         (988,226)
----------------------------------------------------------------------    --------------     -------------
Total dividends and distributions to shareholders                            (26,667,075)      (18,904,842)
----------------------------------------------------------------------    --------------     -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from the sale of shares                                         313,314,630       228,757,401
----------------------------------------------------------------------    --------------     -------------
Cost of shares redeemed                                                     (131,998,376)      (84,627,908)
----------------------------------------------------------------------    --------------     -------------
Net increase in net assets from capital share transactions                   181,316,254       144,129,493
----------------------------------------------------------------------    --------------     -------------
TOTAL INCREASE IN NET ASSETS                                                 201,077,928       168,216,461
----------------------------------------------------------------------    --------------     -------------

NET ASSETS:
Beginning of year                                                            374,097,304       205,880,843
----------------------------------------------------------------------    --------------     -------------
End of year (including undistributed net investment income of
  $2,363,837 and $544,502, respectively)                                    $575,175,232      $374,097,304
----------------------------------------------------------------------    --------------     -------------

SHARES ISSUED AND REDEEMED:
Issued                                                                        26,819,713        20,015,740
----------------------------------------------------------------------    --------------     -------------
Redeemed                                                                     (11,331,491)       (7,407,399)
----------------------------------------------------------------------    --------------     -------------
NET INCREASE                                                                  15,488,222        12,608,341
----------------------------------------------------------------------    --------------     -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                10.31.04  Fixed Income SHares -- Series C, M, R Annual Report 23

FIXED INCOME SHARES -- SERIES M STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Year ended         Year ended
                                                                           October 31,        October 31,
                                                                                  2004               2003
                                                                      ----------------   ----------------

INVESTMENT OPERATIONS:
Net investment income                                                     $15,041,774      $12,712,575
-------------------------------------------------------------------    --------------     -------------
Net realized gain on investments, futures contracts and options
  written                                                                  20,846,302         6,804,067
-------------------------------------------------------------------    --------------     -------------
Net change in unrealized appreciation/depreciation of investments,
  futures contracts, options written and swaps                              5,215,038        (2,296,012)
-------------------------------------------------------------------    --------------     -------------
Net increase in net assets resulting from investment operations            41,103,114        17,220,630
-------------------------------------------------------------------    --------------     -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                     (17,215,884)      (12,712,575)
-------------------------------------------------------------------    --------------     -------------
Net realized gains                                                         (6,930,696)       (9,607,094)
-------------------------------------------------------------------    --------------     -------------
Total dividends and distributions to shareholders                         (24,146,580)      (22,319,669)
-------------------------------------------------------------------    --------------     -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from the sale of shares                                      314,000,613       231,926,326
-------------------------------------------------------------------    --------------     -------------
Cost of shares redeemed                                                  (129,877,295)      (74,018,447)
-------------------------------------------------------------------    --------------     -------------
Net increase in net assets from capital share transactions                184,123,318       157,907,879
-------------------------------------------------------------------    --------------     -------------
Total increase in net assets                                              201,079,852       152,808,840
-------------------------------------------------------------------    --------------     -------------

NET ASSETS:
Beginning of year                                                         368,612,064       215,803,224
-------------------------------------------------------------------    --------------     -------------
End of year (including undistributed net investment income of
  $46,428 for the year ended October 31, 2004)                           $569,691,916      $368,612,064
-------------------------------------------------------------------    --------------     -------------

SHARES ISSUED AND REDEEMED:
Issued                                                                     27,163,063        20,174,077
-------------------------------------------------------------------    --------------     -------------
Redeemed                                                                  (11,263,112)       (6,441,644)
-------------------------------------------------------------------    --------------     -------------
NET INCREASE                                                               15,899,951        13,732,433
-------------------------------------------------------------------    --------------     -------------

24 Fixed Income SHares -- Series C, M, R Annual Report
                        10.31.04  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FIXED INCOME SHARES -- SERIES R STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       For the period
                                                                                      April 15, 2004*
                                                                                              through
                                                                                     October 31, 2004
                                                                                    -----------------

INVESTMENT OPERATIONS:
Net investment income                                                                      $   78,421
---------------------------------------------------------------------------------          ----------
Net realized gain on investments, futures contracts and foreign currency
  transactions                                                                                  6,255
--------------------------------------------------------------------------------           ----------
Net change in unrealized appreciation of investments, futures contracts, swaps
  and foreign currency transactions                                                           106,003
---------------------------------------------------------------------------------          ----------
Net increase in net assets resulting from investment operations                               190,679
---------------------------------------------------------------------------------          ----------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:                                         (78,421)
---------------------------------------------------------------------------------          ----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from the sale of shares                                                        3,001,997
---------------------------------------------------------------------------------          ----------
TOTAL INCREASE IN NET ASSETS                                                                3,114,255
---------------------------------------------------------------------------------          ----------

NET ASSETS:
Beginning of period (including dividends in excess of net investment income of
$70)                                                                                            --
---------------------------------------------------------------------------------          ----------
End of period                                                                              $3,114,255
---------------------------------------------------------------------------------          ----------
SHARES ISSUED AND REDEEMED:
Issued                                                                                        300,194
---------------------------------------------------------------------------------          ----------
Redeemed                                                                                           --
---------------------------------------------------------------------------------          ----------
NET INCREASE                                                                                  300,194
---------------------------------------------------------------------------------          ----------

*Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                10.31.04  Fixed Income SHares -- Series C, M, R Annual Report 25

FIXED INCOME SHARES -- SERIES C, M FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                        Year ended                                For the Period
                                             -----------------------------------------------------------------   March 17, 2000*
                                                  October 31,       October 31,    October 31,    October 31,            through
                                                         2004              2003           2002           2001   October 31, 2000
SERIES C:                                    ----------------- ----------------- -------------- -------------- -----------------

Net asset value, beginning of period            $   11.62         $   10.51         $ 11.35        $ 10.12         $  10.00
------------------------------------------      ---------         ---------         -------        -------         --------
INVESTMENT OPERATIONS:
Net investment income                                0.49              0.71            0.73          0.75              0.45
------------------------------------------      ---------         ---------         -------        -------         --------
Net realized and unrealized gain (loss)
on investments, futures contracts,
options written, swaps and foreign
currency transactions                                0.64              1.16           (0.62)        1.31              0.12
------------------------------------------      ---------         ---------         --------       -------         --------
Total from investment operations                     1.13              1.87            0.11          2.06              0.57
------------------------------------------      ---------         ---------         --------       -------         --------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                              (0.51)           (0.71)          (0.72)       (0.75)          (0.45)
------------------------------------------      ---------         ---------         --------       -------         --------
Net realized gains                                 (0.18)           (0.05)          (0.23)       (0.08)              --
------------------------------------------      ---------         ---------         --------       -------         --------
Total dividends and distributions to
shareholders                                       (0.69)           (0.76)          (0.95)       (0.83)          (0.45)
------------------------------------------      ---------         ---------         --------       -------         --------
Net asset value, end of period                  $   12.06         $   11.62         $ 10.51        $ 11.35         $  10.12
------------------------------------------      ---------         ---------         --------       -------         --------
TOTAL INVESTMENT RETURN (1)                         10.14%            18.16%            1.06%        21.09%            5.79%
------------------------------------------      ---------         ---------         --------       -------         --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $ 575,175         $ 374,097         $205,881       $51,541         $ 10,396
------------------------------------------      ---------         ---------         --------       -------         --------
Ratio of operating expenses to average
net assets (4)                                       0.00%             0.00%            0.00%         0.00%            0.00%(2)
------------------------------------------      ---------         ---------         --------       -------         -----------
Ratio of net investment income to
average net assets (4)                               4.16%             6.11%            6.78%         6.53%            7.04%(2)
------------------------------------------      ---------         ---------         --------       -------         -----------
Portfolio Turnover                                    180%              297%             332%          605%             547%
------------------------------------------      ---------         ---------         --------       -------         -----------

---------------------------------------------------------------------------------------------------------------------------------
SERIES M:
------------------------------------------
Net asset value, beginning of period            $   11.48         $   11.75         $ 11.53        $ 10.45         $  10.00
------------------------------------------      ---------         ---------         --------       -------         -----------
INVESTMENT OPERATIONS:
Net investment income                                0.37              0.51            0.52          0.69              0.45
------------------------------------------      ---------         ---------         --------       -------         -----------
Net realized and unrealized gain on
investments, futures contracts and option
written                                              0.65              0.23            0.62          1.26              0.45
------------------------------------------      ---------         ---------         --------       -------         -----------
Total income from investment operations              1.02              0.74            1.14          1.95              0.90
------------------------------------------      ---------         ---------         --------       -------         -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                              (0.43)           (0.51)          (0.52)       (0.69)          (0.45)
------------------------------------------      ---------         ---------         --------       -------         -----------
Net realized gains                                 (0.20)           (0.50)          (0.40)       (0.18)              --
------------------------------------------      ---------         ---------         --------       -------         -----------
Total dividends and distributions to
shareholders                                       (0.63)           (1.01)          (0.92)       (0.87)          (0.45)
------------------------------------------      ---------         ---------         --------       -------         -----------
Net asset value, end of period                  $   11.87         $   11.48         $ 11.75        $ 11.53         $  10.45
------------------------------------------      ---------         ---------         --------       -------         -----------
TOTAL INVESTMENT RETURN (1)                          9.17%             6.67%           10.65%        19.49%            9.16%
------------------------------------------      ---------         ---------         --------       -------         -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $ 569,692         $ 368,612         $215,803       $51,574         $ 10,597
------------------------------------------      ---------         ---------         --------       -------         -----------
Ratio of operating expenses to average
net assets (4)                                       0.00%(3)          0.00%(3)         0.00%         0.00%            0.00%(2)
------------------------------------------      ---------         ---------         --------       -------         -----------
Ratio of net investment income to
average net assets (4)                               3.21%             4.43%            4.54%         5.65%            7.00%(2)
------------------------------------------      ---------         ---------         --------       -------         -----------
Portfolio Turnover                                    894%              750%             722%          870%             930%
------------------------------------------      ---------         ---------         --------       -------         -----------

*     Commencement of operations.
(1)   Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)   Annualized.
(3)   If interest expense were included, the ratio of operating expenses to average net assets would be 0.01%.
(4)   Reflects the fact that no fees or expenses are incurred. The Portfolio is an integral part of "wrap-fee" programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment
      Manager or the Sub-Adviser. Participants in these programs pay a "wrap"
      fee to the sponsor of the program.

26 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04
                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FIXED INCOME SHARES -- SERIES R FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------
For a share outstanding throughout the period:

                                                                                     For the Period
                                                                                    April 15, 2004*
                                                                                            through
                                                                                   October 31, 2004
SERIES R:                                                                        ------------------

Net asset value, beginning of period                                                     $ 10.00
------------------------------------------------------------------------------   ------------------
INVESTMENT OPERATIONS:
Net investment income                                                                       0.26
------------------------------------------------------------------------------   ------------------
Net realized and unrealized gain on investments, futures contracts, swaps and
foreign currency transactions                                                               0.37
------------------------------------------------------------------------------   ------------------
Total income from investment operations                                                     0.63
------------------------------------------------------------------------------   ------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                      (0.26)
------------------------------------------------------------------------------   ------------------
Net asset value, end of period                                                           $ 10.37
------------------------------------------------------------------------------   ------------------
TOTAL INVESTMENT RETURN (1)                                                                 6.41%
------------------------------------------------------------------------------   ------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                         $3,114
------------------------------------------------------------------------------   ------------------
Ratio of operating expenses to average net assets (2)(3)                                    0.00%
------------------------------------------------------------------------------   ------------------
Ratio of net investment income to average net assets (2)(3)                                 4.72%
------------------------------------------------------------------------------   ------------------
Portfolio Turnover                                                                            23%
------------------------------------------------------------------------------   ------------------

*     Commencement of operations.
(1)   Assumes reinvestment of all dividends. Total return for a period of less than one year is not annualized.
(2)   Annualized.
(3)   Reflects the fact that no fees or expenses are incurred. The Portfolio is an integral part of "wrap-fee" programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolio, the Investment
      Manager or the Sub-Adviser. Participants in these programs pay a "wrap"
      fee to the sponsor of the program.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                10.31.04  Fixed Income SHares -- Series C, M, R Annual Report 27

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Fixed Income SHares (the "Trust"), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Series C, Series M, Series
R (the "Portfolios"), and the Allianz Dresdner Daily Asset Fund. These
financial statements relate to Series C, Series M and Series R. The financial statements for Allianz Dresdner Daily Asset Fund are provided separately. Prior to commencing operations on March 17, 2000, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, open-end investment company under the Investment Company Act of 1940, as amended. PA Fund Management LLC (the "Investment Manager") serves as the Portfolio's Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investments of America L.P. ("AGI"), formerly
Allianz Dresdner Asset Management of America, L.P. AGI is an indirect, majority-owned subsidiary of Allianz AG. The Portfolios are authorized to issue an unlimited number of shares of beneficial interest at $0.001 par value.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust's organizational documents, the Portfolios' officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The
Portfolios maximum exposure under these arrangements is unknown as such exposure would involve claims that may be made against the Portfolios that have not yet been asserted. However, the Portfolios expect the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the
Portfolios:

(A) VALUATION OF INVESTMENTS

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may impact the value of the security may be fair-valued pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The
Portfolios' investments are valued daily by an independent pricing service, dealers quotations, or are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from an independent pricing service use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The
Portfolios' net asset value is determined daily at the close of regular trading
(normally 4:00 p.m. Eastern time) on the New York Stock Exchange.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon after the ex-dividend date, as the Portfolios, using reasonable diligence, become aware of such dividends. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Paydown gains and losses on mortgage- and asset- backed securities are recorded as adjustments to interest income in the Statements of
Operations.

28 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(C) FEDERAL INCOME TAXES

The Portfolios intend to distribute all of their taxable income and comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for
U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Portfolios intend not to be subject to U.S.
federal excise tax.

(D) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly.
Distributions from net realized capital gains, if any, are declared and paid annually.

The Portfolios record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These
"book-tax" differences are considered either temporary or permanent in nature.
To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.

(E) FOREIGN CURRENCY TRANSLATION

Accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations;
such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(F) FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts of payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(G) OPTION TRANSACTIONS

The Portfolios may purchase and write (sell) put and call options for hedging and/or risk management purposes or as part of its investment strategy. The risk associated with purchasing an option is that the Portfolios pay a premium

                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 29

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
whether or not the option is exercised. Additionally, the Portfolios bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as a liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the
Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, a Portfolios bears the market risk of an unfavorable change in the price of the security or currency underlying the written option.
Exercise of a option written could result in the Portfolios purchasing a security or currency at a price different from the current market value.

(H) INTEREST RATE/CREDIT DEFAULT SWAPS

The Portfolios enters into interest rate and credit default swap contracts
("swaps") for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in a credit default swap contract, the Portfolios would be required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Portfolios would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the
Portfolios would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and charged to realized gain (loss).

The Portfolios may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the
Portfolios would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Portfolios would receive the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Portfolios would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and charged to realized gain (loss).

Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Portfolios are included as part of net realized gain (loss) on the Statement of
Operations.

Swaps are marked to market daily by the Portfolio's Sub-Adviser based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Portfolios' Statement of
Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. For a credit default swap sold by the Portfolios payment of the agreed upon amount made by the Portfolios in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Portfolios, the agreed upon amount received by the Portfolios in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Portfolio.

30 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of
Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

Periodic payments made or accrued under interest rate swap agreements were previously included within interest income but, as a result of a recent FASB
Emerging Issues Task Force consensus and subsequent related Securities and
Exchange Commission staff guidance, are now shown as a component of either realized gain (loss) or change in unrealized appreciation/depreciation in the
Statement of Operations. This change does not affect the calculation of net asset value per share. The impact of this change on prior years' net investment income and realized and unrealized gain/(loss) in the Statement of Changes in
Net Assets and net investment income and realized gain/(loss) per share amounts and ratios in the financial highlights is less than $0.01 per share.

(I) FORWARD FOREIGN CURRENCY CONTRACTS -- SERIES C, SERIES R

Series C and Series R enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. Series
C and Series R may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable foreign exchange rates and any resulting unrealized gains and losses are recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S.
dollar. In addition these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolios' Statements of Assets and
Liabilities.

(J) INFLATION-INDEXED BONDS

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive principal until maturity.

(K) STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS")

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the
Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

(L) REPURCHASE AGREEMENTS

The Portfolios enters into transactions with its custodian bank or securities brokerage firms approved by the Board of Trustees whereby it purchases securities under agreements to resell at an agreed upon price and date
("repurchase agreements"). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists of primarily of U.S. government obligations and asset backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral,

                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 31

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(M) REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities.
Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Portfolio covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Portfolio's limitations on borrowings.
Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The weighted average daily balance of reverse repurchase agreements outstanding for Series M during the year ended October 31, 2004 was $14,260,000 at a weighted average interest rate of 1.09%. Series C and Series R did not engage in reverse repurchase agreement transactions during the period.

(N) WHEN-ISSUED/DELAYED-DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(O) RESTRICTED SECURITIES

The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(P) SHORT SALES

Series C and Series M entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be limited, whereas losses from purchases cannot exceed the total amount invested.

(2) INVESTMENT MANAGER/SUB-ADVISER/ADMINISTRATOR & DISTRIBUTOR

(A) INVESTMENT MANAGER/SUB-ADVISER

The Investment Manager serves in its capacity pursuant to an Investment
Management Agreement with the Trust. Pursuant to a Portfolio Management
Agreement, the Investment Manager employs Pacific Investment Management

32 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(2) INVESTMENT MANAGER/SUB-ADVISER/ADMINISTRATOR & DISTRIBUTOR (CONTINUED)

Company LLC ("PIMCO" or the "Sub-Adviser"), an affiliate of the Investment
Manager, to serve as sub-adviser and provide investment advisory services to the Portfolios. The Investment Manager receives no investment management or other fees from the Portfolios and at its own expense pays the fees of the
Sub-Adviser. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the
Portfolios are an integral part of "wrap-fee" programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the
Sub-Adviser. Typically, participants in these programs pay a "wrap fee" to their investment adviser. Although the Portfolios do not compensate the
Investment Manager or Sub-Adviser directly for their services under the
Investment Management Agreement or Portfolio Management Agreement,
respectively, the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(B) ADMINISTRATOR

The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement ("Administration Agreement") with the Trust. The administrator's responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees fees, and other costs of the Portfolios.
Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(C) DISTRIBUTOR

PA Distributors LLC ("the Distributor"), an affiliate of the Investment
Manager, serves as the distributor of the Trust's shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the
Portfolios pays the Distributor.

(3) CAPITAL STOCK

At October 31, 2004, 99.9% of the outstanding shares of the Series R Portfolio was owned by an affiliate of the Investment Manager. Investment activity by this affiliate could have a material impact on the Portfolio.

(4) INVESTMENTS IN SECURITIES

(a)  Purchases and sales of securities (excluding short-term investments)
     for the year ended October 31, 2004, were:

                    U.S. Government Agency                      All Other
              -----------------------------------   ---------------------------------
                     Purchases              Sales         Purchases             Sales
              ----------------   ----------------   ---------------   ---------------

Series C:        $ 237,478,748      $ 294,911,965       $378,381,910      $343,283,138
Series M:        6,465,751,407      6,611,246,193        127,739,684        57,440,140
Series R:            3,543,801            646,758                 --                --

                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 33

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(4) INVESTMENTS IN SECURITIES (CONTINUED)
(b) Futures contracts outstanding at October 31, 2004 were:

Series C:                                             # of     Expiration        Unrealized
Type                                              Contracts          Date       Appreciation
----------------------------------------------   -------------------------------------------

Long: Financial Future Euro-Bobl 5 year Eux         92           12/31/04      $     143,892
      Financial Future Euro-Bobl 5 year Eux         88           12/31/04            117,322
      Eurodollar Futures                             3            3/14/05              1,950
      Eurodollar Futures                            80            6/13/05             31,000
      Eurodollar Futures                           471            9/19/05            211,950
      U.S. Treasury 10 Year Notes                  293           12/20/04            448,323
                                                                               -------------
                                                                               $     954,437
                                                                               =============
Series M:
Long: U.S. Treasury 10 Year Notes                1,374           12/20/04      $   4,040,019
                                                                               =============
Series R:
Long: Financial Future Euro-Bund 10 Year Eux         1            12/8/04      $       3,017
      Eurodollar Futures                             2            6/13/05                738
      U.S. Treasury 10 Year Notes                    1           12/20/04              2,328
                                                                               -------------
                                                                               $       6,083
                                                                               =============

(c) Options written for the year ended October 31, 2004:

Series C:
                                                           Contracts                 Premiums
                                                           ----------                --------

Options outstanding, October 31, 2003                       6,200,193                $339,646
Options written                                                 1,451                 962,680
Options terminated in closing purchase transactions        (3,200,814)               (288,728)
Options expired                                            (3,000,230)               (703,348)
                                                           ----------                --------
Options outstanding, October 31, 2004                             600                $310,250
                                                           ==========                ========
Series M:
Options outstanding, October 31, 2003                       3,000,000                $109,500
Options terminated in closing purchase transactions        (3,000,000)               (109,500)
                                                           ----------                --------
Options outstanding, October 31, 2004                              --                      --
                                                           ==========                ========

Series R: There were no written options outstanding at October 31, 2004.

34 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(4) INVESTMENTS IN SECURITIES (CONTINUED)
(d) Forward foreign currency contracts outstanding at October 31, 2004:

Series C:

                                                                                                               Unrealized
                                                                       U.S. $ Value on       U.S. $ Value   Appreciation/
                                                             Broker   Origination Date   Origination Date  (Depreciation)
-------------------------------------------------------------------------------------------------------------------------

Purchased:
Brazilian Real, settling 11/23/04         Goldman Sachs                 $    89,842        $    95,341       $   5,499
Brazilian Real, settling 12/17/04         Morgan Stanley Co.                 89,478             92,154           2,676
Brazilian Real, settling 1/24/05          Goldman Sachs                      89,458             89,789             331
Chilean Peso, settling 11/04/04           J.P. Morgan Chase & Co.            27,102             28,318           1,216
Chilean Peso, settling 11/18/04           Morgan Stanley Co.                 85,735             88,956           3,221
Chilean Peso, settling 12/17/04           Morgan Stanley Co.                 88,628             88,496            (132)
Great Britain Pounds, settling 12/14/04   Morgan Stanley Co.                878,040            876,477          (1,563)
Hong Kong Dollar, settling 11/24/04       Citibank N.A.                      92,958             93,038              80
Hong Kong Dollar, settling 12/20/04       Citibank N.A.                      89,915             90,117             202
Hong Kong Dollar, settling 1/26/05        HSBC Securities Inc.               90,300             90,425             125
Indian Rupee, settling 12/21/04           Citibank N.A.                      88,957             89,327             370
Indian Rupee, settling 12/21/04           J.P. Morgan Chase & Co.            88,822             89,328             506
Japanese Yen, settling 1/27/05            CS First Boston                39,127,835         39,598,773         470,938
Mexican Peso, settling 11/29/04           Goldman Sachs                      86,491             86,101            (390)
Mexican Peso, settling 12/20/04           Morgan Stanley Co.                172,719            173,308             589
Mexican Peso, settling 12/21/04           Goldman Sachs                      86,814             86,653            (161)
Peruvian Nouvian Sol, settling 11/23/04   J.P. Morgan Chase & Co.            48,089             49,128           1,039
Peruvian Nouvian Sol, settling 11/23/04   Citibank N.A.                      44,140             45,076             936
Peruvian Nouvian Sol, settling 12/17/04   Citibank N.A.                      93,103             94,030             927
Russian Ruble, settling 11/19/04          Citibank N.A.                      89,485             92,264           2,779
Russian Ruble, settling 12/22/04          J.P. Morgan Chase & Co.            93,059             95,494           2,435
Russian Ruble, settling 1/26/05           J.P. Morgan Chase & Co.            90,389             90,199            (190)
Singapore Dollar, settling 11/24/04       HSBC Securities Inc.               91,926             94,464           2,538
Singapore Dollar, settling 12/20/04       Citibank N.A.                      90,920             92,232           1,312
Singapore Dollar, settling 1/26/04        Citibank N.A.                      90,928             91,419             491
Slovakian Koruna settling 11/26/04        Citibank N.A.                      89,934             94,297           4,363
Slovakian Koruna settling 12/22/04        Citibank N.A.                      92,164             95,584           3,420
Polish Zloty, settling 11/22/04           Morgan Stanley Co.                 90,482             95,109           4,627
Polish Zloty, settling 12/21/04           Citibank N.A.                      90,000             94,576           4,576
South Korean Won, settling 11/24/04       Citibank N.A.                      93,200             96,622           3,422
South Korean Won, settling 12/20/04       Citibank N.A.                      92,308             94,631           2,323
South Korean Won, settling 1/28/05        Citibank N.A.                      91,136             92,966           1,828
Taiwan Dollar, settling 11/24/04          Citibank N.A.                      90,590             92,265           1,675
Taiwan Dollar, settling 12/20/04          Citibank N.A.                      88,495             89,605           1,110

Sold:
Euro, settling 12/9/04                    Merrill Lynch                   1,024,635          1,035,355         (10,720)
                                                                                                             ---------
                                                                                                             $ 512,398
                                                                                                             =========

Series R:

                               U.S.$ Value on          U.S.$ Value      Unrealized
                             Origination Date     October 31, 2004    Appreciation
                           ------------------   ------------------   -------------
Sold:
Euro, settling 12/9/04           $5,035               $5,087              $52
                                                                          ===

                                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R
ANNUAL REPORT 35

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(4) INVESTMENTS IN SECURITIES (CONTINUED)

(e) Interest rate swap agreements outstanding at October 31, 2004:

Series C:

                                                                      Rate Type
                                                         -----------------------------------
                              Notional                             Payment           Payment        Unrealized
                                Amount     Termination             made by       received by      Appreciation
Swap Counterparty                (000)            Date       the Portfolio     the Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------------------------

Goldman Sachs                $   2,500       12/15/06          3 Month LIBOR           4.00%        $   26,783
Goldman Sachs                $   1,000       12/15/14                  5.00%   3 Month LIBOR           (81,300)
Goldman Sachs                $ 321,000        6/15/06          3 Month LIBOR           3.00%         1,723,224
Goldman Sachs             Euro  46,000        6/17/10        6 Month EURIBOR           4.00%         1,932,870
Goldman Sachs             Euro  13,500        3/15/16          6 Month LIBOR           6.50%           885,614
Goldman Sachs              GBP   8,000        3/15/16                  5.50%   6 Month LIBOR          (211,955)
Lehman Securities            $   1,600       12/15/14                  5.00%   3 Month LIBOR          (124,655)
Lehman Securities            $ 111,400       12/15/09                  4.00%   3 Month LIBOR          (715,455)
Merrill Lynch                $     700       12/15/24                  6.00%   3 Month LIBOR           (44,853)
Merrill Lynch             Euro 218,000       12/21/07          6 Month LIBOR           4.00%         3,111,989
Morgan Stanley           SEK$1,386,000       12/15/07          3 Month LIBOR           4.00%           324,273
                                                                                                    ----------
                                                                                                    $6,826,535
                                                                                                    ==========

Series M:

                                                                      Rate Type
                                                         -----------------------------------
                              Notional                             Payment           Payment
                                Amount     Termination             made by       received by        Unrealized
Swap Counterparty                (000)            Date       the Portfolio     the Portfolio      Depreciation
--------------------------------------------------------------------------------------------------------------

Goldman Sachs                 $ 98,200       12/15/09          3 Month LIBOR           4.00%          $127,424
                                                                                                      ========

Series R:

                                                                      Rate Type
                                                         -----------------------------------
                              Notional                             Payment           Payment
                                Amount     Termination             made by       received by        Unrealized
Swap Counterparty                (000)            Date       the Portfolio     the Portfolio      Depreciation
--------------------------------------------------------------------------------------------------------------

Goldman Sachs                    $ 200       12/15/14                  5.00%   3 Month LIBOR           $ 5,488
Goldman Sachs                      200       12/18/33                  6.00%   3 Month LIBOR             5,653
                                                                                                       -------
                                                                                                       $11,141
                                                                                                       =======

----------------
GBP     -- Great Britain Pounds
EURIBOR -- European Union Interbank Offered Rate
LIBOR   -- London Interbank Offered Rate

(f) Short sales outstanding at October 31, 2004 were:

Series C:

Type                                               Coupon     Maturity              Par         Proceeds            Value
--------------------------------------------   ----------   ----------   --------------   --------------   --------------

Governmental National Mortgage Association         5.50%      11/30/34      $20,500,000      $20,929,219      $20,974,062
                                                                                                              ===========

36 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(5) INCOME TAX INFORMATION

Series C:

The tax character of dividends and distributions paid for the periods were:

                                    Year Ended          Year Ended
                              October 31, 2004    October 31, 2003
                            ------------------   -----------------

Ordinary Income                    $26,667,075         $18,867,217
Long-Term Capital Gains            $        --         $    37,625

At October 31, 2004, the tax basis of distributable earnings of $23,167,566 was comprised of $13,377,742 of ordinary income and $9,789,824 of long-term capital gains.

Series M:

The tax character of dividends and distributions paid for the periods were:

                                    Year Ended          Year Ended
                              October 31, 2004    October 31, 2003
                            ------------------   -----------------

Ordinary Income                    $24,146,580         $22,062,464
Long-Term Capital Gains            $        --         $   257,205

At October 31, 2004, the tax basis of distributable earnings of $22,612,179 was comprised of $21,485,609 of ordinary income and $1,126,570 of long-term capital gains.

Series R:

The tax character of dividends paid for the periods were:

                                 For the Period
                                 April 15, 2004
                   (commencement of operations)
                       through October 31, 2004
                  -----------------------------

Ordinary Income                         $78,421

At October 31, 2004, the tax basis of distributable earnings of $12,390 was comprised of $9,542 of ordinary income and $2,848 of long-term gain.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at October 31,
2004 were:

                                         Gross            Gross             Net
                      Cost of         Unrealized       Unrealized       Unrealized
                    Investments       Appreciation     Depreciation     Appreciation
------------------------------------------------------------------------------------
Series C           $628,937,059       $ 11,275,244     $    464,866    $ 10,810,378
Series M            877,818,586          4,426,151        3,655,247         770,904
Series R              3,319,865            111,091               --         111,091

                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 37

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(6) LEGAL PROCEEDINGS

On September 13, 2004, the Securities and Exchange Commission (the
"Commission") announced that the Investment Manager, the Distributor and certain of their affiliates had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of various open-end investment companies ("open-end funds") advised or distributed by the
Investment Manager, the Distributor and certain of their affiliates. In their settlement with the Commission, the Investment Manager and their affiliates consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Investment Manager and its affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Investment Manager and its affiliates have been dismissed from the related complaint the Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York.
Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Portfolios.

In a related action on June 1, 2004, the Attorney General of the State of New
Jersey announced that it had entered into a settlement agreement with AGI and certain other affiliates of the Investment Manager, in connection with a complaint filed by the New Jersey Attorney General ("NJAG") on February 17,
2004. The NJAG dismissed claims against the Sub-Adviser, which had been part of the same complaint. In the settlement, AGI and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay
New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were subject of the Commission order regarding market timing described above.

On September 15, 2004, the Commission announced that the Investment Manager, the Distributor and certain of their affiliates agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Investment Manager, the
Distributor and their affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In the settlement, the Investment Manager and its affiliates consented to the entry of an order by the Commission without admitting or denying the findings contained in the order. In connection with the settlement, the Investment Manager, the
Distributor and their affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Investment Manager and these affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of $6.6 million based upon the amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered an agreement with the Distributor in resolution of an investigation into matters that are similar to those discussed in the
Commission's order. The settlement agreement resolves matters described in the compliant filed by the California Attorney General in the Superior Court of the
State of California alleging, among other things, that the Distributor violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the Distributor did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California
Attorney General's fees and costs associated with the investigation and related matters. Neither the Commission's order nor the California Attorney General's complaint alleges any inappropriate activity took place with respect to the
Portfolios.

Since February 2004, the Investment Manager, the Sub-Adviser, the Distributor
and certain of their affiliates have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central

38 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C, M, R NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

(6) LEGAL PROCEEDINGS (CONTINUED)

District of California and the Districts of New Jersey and Connecticut. Ten of
those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the
District of Maryland; the remaining four lawsuits concern "revenue sharing"
with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Trust has been named in three of the lawsuits concerning market timing. The Investment Manager and the Sub-Adviser believe that other similar lawsuits may be filed in U.S. federal or state courts naming as defendants the Investment Manager, the Sub-Adviser, AGI, the Trust, other open-
and closed-end funds advised or distributed by the Investment Manager, the
Sub-Adviser, the Distributor and/or their affiliates, the boards of trustees of those funds, and/or other affiliates and their employees.

Under Section 9(a) of the Investment Company Act of 1940, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, the Sub-Adviser, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the
Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the
Portfolios. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement described above under Section 9(a), the
Investment Manager, the Sub-Adviser, and certain of their affiliates (together, the "Applicants") have sought exemptive relief from the Commission under
Section 9(c) of the Investment Company Act of 1940. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13,
2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Portfolios or on the Investment
Manager's or the Sub-Adviser's ability to perform its respective investment advisory services relating to the Portfolios.

(7) CORPORATE CHANGES

On July 29, 2004, Stephen Treadway resigned as the Portfolios' Chairman. On
December 14, 2004, Thomas J. Fuccillo was appointed as the Portfolios'
Secretary.

                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 39

FIXED INCOME SHARES -- SERIES C, M, R REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Fixed Income SHares -- Series C,
M, R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income
SHares: Series C, Fixed Income SHares: Series M and Fixed Income SHares: Series
R (each a portfolio of Fixed Income SHares, hereafter referred to as the
"Funds") at October 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, MO
December 23, 2004

40 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

FIXED INCOME SHARES -- SERIES C, M, R TAX INFORMATION/BOARD OF TRUSTEES
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the
Portfolios to advise shareholders within 60 days of the Portfolios fiscal year-end (October 31, 2004) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, during the tax year ended October 31, 2004, per share dividends were comprised entirely of ordinary income of:

                  SERIES C               $ 0.69460
                  SERIES M               $ 0.62913
                  SERIES R               $ 0.26139

Since the Portfolios' tax year is not the calendar year, another notification will be sent with respect to calendar year 2004. In January 2005, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar year 2004. The amount that will be reported, will be the amount to be used on your 2004 federal income tax return and may differ from the amount which must be reported in connection with the
Trust's tax year ended October 31, 2004. Shareholders are advised to consult with their tax advisors as to the federal, state and local tax status of the income received by the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES

Name, Age and
Address                                               Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------

ROBERT E. CONNOR,                                     Director/Trustee of twenty one open and closed-end
1345 Avenue of the Americas                           management investment companies affiliated with Allianz
New York, NY 10105                                    Global Investors of America L.P.; Corporate Affairs
Age: 70                                               Consultant. Formerly, Senior Vice President, Corporate
Trustee since: 2000                                   Office, Smith Barney Inc.
Term of Office: Perpetual
Director/Trustee of 21 funds in Fund Complex
Director/Trustee of no funds outside of Fund Complex

PAUL BELICA,                                          Director/Trustee of twenty open and closed-end management
1345 Avenue of the Americas                           investment compnies affiliated with Allianz Global Investors
New York, NY 10105                                    of America L.P.; Manager, Stratigos Fund, L.L.C., Whistler
Age: 83                                               Fund, L.L.C., Xanthus Fund, L.L.C. and Wynstone Fund,
Trustee since: 2000                                   L.L.C.; Director, Student Loan Finance Corp., Education
Term of Office: Perpetual                             Loans, Inc., Goal Funding, Inc. and Surety Loan Funding,
Director/Trustee of 20 funds in Fund Complex          Inc. Formerly, Advisor, Salomon Smith Barney Inc.; Director,
Director/Trustee of 2 funds outside of                Central European Value Fund, Inc., Deck House, Inc.
Fund Complex

                10.31.04  FIXED INCOME SHARES -- SERIES C, M, R ANNUAL REPORT 41

FIXED INCOME SHARES -- SERIES C, M, R PRIVACY POLICY/PROXY VOTING

POLICIES & PROCEDURES
--------------------------------------------------------------------------------

OUR COMMITMENT TO YOU
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients' personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

OBTAINING PERSONAL INFORMATION
In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

RESPECTING YOUR PRIVACY
We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

SHARING INFORMATION WITH THIRD PARTIES
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

SHARING INFORMATION WITH AFFILIATES
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as
IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

IMPLEMENTATION OF PROCEDURES
We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

--------------------------------------------------------------------------------
PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Portfolios have adopted to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolios voted proxies relating to portfolio securities held during the twelve months ended June 30, 2004 is available (i)
without charge, upon request, by calling the Trust at 1-800-462-9727; (ii) on the Trust's website at www.pimcoadvisors.com and (iii) on the Securities and
Exchange Commission's website at www.sec.gov.

42 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

                      This page intentionally left blank.

                10.31.04  Fixed Income SHares -- Series C, M, R Annual Report 43

                      This page intentionally left blank.

44 Fixed Income SHares -- Series C, M, R Annual Report  10.31.04

TRUSTEES AND PRINCIPAL OFFICERS
Paul Belica, Trustee
Robert E. Connor--Trustee
Brian S. Shlissel, President & Chief Executive Officer
Newton B. Schott, Jr., Vice President
Lawrence G. Altadonna, Treasurer
Thomas J. Fuccillo, Secretary
Youse Guia, Chief Compliance Officer
Jennifer A. Patula, Assistant Secretary

INVESTMENT MANAGER/ADMINISTRATOR
PA Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660

DISTRIBUTOR
PA Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

CUSTODIAN & ACCOUNTING AGENT
State Street Corp.
801 Pennsylvania Avenue
Kansas City, MO 64105

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Boston Financial Data Services
330 West 9th Street
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, MA 02110

This report, including the financial information herein, is transmitted to the shareholders of Fixed Income SHares Inc.--Series C, Series M and Series R for
their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

The Portfolios file their complete schedules of portfolio holdings with the
Securities and Exchange Commission (the "Commission") for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the
Trust's website at www.pimcoadvisors.com (ii) on the Commission's website at
www.sec.gov and (iii) at the Commission's Public Reference Room which is located at the Commission's headquarter's office, 450 5th Street N.W. Room
1200, Washington, D.C. 20549, (202) 942-8090.

PIMCO
ADVISORS

1345 Avenue of the Americas
New York, NY 10105-4800

                                                                    #532785

[PIMCO ADVISORS LOGO]

1345 Avenue of the Americas
New York, NY 10105-4800

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                                  ANNUAL REPORT
                                OCTOBER 31, 2004

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                                  ANNUAL REPORT
                                OCTOBER 31, 2004

Fixed Income SHares - Allianz Dresdner Daily Asset Fund  LETTER TO SHAREHOLDER

                                                               December 22, 2004

Dear Shareholder:

We are pleased to provide you with the initial annual report of Fixed Income
SHares-Allianz Dresdner Daily Asset Fund (the "Fund") for the fiscal period ended October 31, 2004.

When Federal Reserve Chairman Greenspan speaks, we listen, the Federal Reserve
Chairman has made it very clear that interest rates are going up. With that information, we will keep the duration of the portfolio very short.

At October 31, 2004 in excess of 73% of the Fund was invested in floating rate securities based on the following indexes: LIBOR (both one and three month
LIBOR), and Fed funds. The remaining balances of the Fund were invested in short-term commercial paper. The Fund purchased one piece of commercial paper into early next year, which priced in a 25 basis point rate increase at each
Federal Reserve board meeting and 2.50% over year-end.

The weighted average duration of the Fund at the end of the period was 20 days.
We anticipate maintaining the duration short for the foreseeable future or until we get a clear signal from the Fed that they are finished raising rates.

We thank you for investing with us and remain dedicated to serving your investment needs.

Sincerely,

/s/ Charles H. Dedekind                          /s/ John Bilello
Charles H. Dedekind, Portfolio Manager           John Bilello, Portfolio Manager
Dresdner Advisors LLC                            Dresdner Advisors LLC

Fixed Income SHares-Allianz Dresdner Daily Assets Fund
PERFORMANCE SUMMARY & STATISTICS
--------------------------------------------------------------------------------

PRIMARY INVESTMENTS:                        INCEPTION DATE:
Money Market Instruments                    3/24/04

                                            NET ASSETS:
                                            $205.1 million

                                            PORTFOLIO MANAGERS:
                                            John Bilello and Charles Dedekind

TOTAL RETURN (1):
--------------------------------------------------------------------------------
Six Months                                                               0.68%
Commencement of Operations (3/24/04) to 10/31/04                         0.79%

SEVEN DAY & THIRTY-DAY YIELDS:
--------------------------------------------------------------------------------
7 day yield                                                              1.83%
7 day compounded yield                                                   1.85%

30 day yield                                                             1.75%
30 day compounded yield                                                  1.77%

ASSET ALLOCATION (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHAR OMITTED]

Corporate Notes                          41.4%
Commercial Paper                         30.6%
Asset-Backed Securities                   9.3%
Certificates of Deposits                  4.6%
Master Notes                              4.6%
Collateralized Mortgage Obligation        4.6%
Time Deposits                             4.7%
Repurchase Agreement                      0.2%

SHAREHOLDER EXPENSE EXAMPLE:
As a Shareholder of the Fund you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including Management fees and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars)
of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 24, 2004 to October 31, 2004).

ACTUAL EXPENSES:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds,

-------------------------------------------------------------------------------------------------------------------------
                                                                               Annualized
                                                                         Expense Ratio based on    Expenses Paid during
                                                                               the Period              the Period**
                                                                             March 24, 2004*          March 24, 2004
                       Beginning Account Value   Ending Account Value           through                  through
                           March 24, 2004*         October 31, 2004         October 31, 2004         October 31, 2004
-------------------------------------------------------------------------------------------------------------------------

Actual                         $1,000                 $1,004.50                  0.05%                    $0.30
-------------------------------------------------------------------------------------------------------------------------
Hypothetical                   $1,000                 $1,030.10                  0.05%                    $0.31
-------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations.
**  Expenses are equal to the Fund's annualized expense ratio of 0.05%;
multiplied by the average account value over the period, multiplied by 222/365
(to reflect the # of days in the period).

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized. An investment in the Fund involves risk, including the loss of principal. Total return and yield will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Net asset value is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

 PRINCIPAL
  AMOUNT
   (000)                                                                            VALUE
   -----                                                                            -----

              CORPORATE  NOTES - 43.4%
$    12,000   American Express Credit Corp., 1.97%, 11/19/04, FRN ............   $12,010,370
     10,000   Bank One Corp., 1.90%, 11/3/04, FRN ............................    10,013,877
     10,000   Bayerische Landesbank Girozentrale, 1.92%, 11/24/04, FRN .......    10,000,000
     10,000   CIT Group, Inc., 2.56%, 1/31/05, FRN ...........................    10,030,099
              5,000 Credit Suisse First Boston Corp., 1.73%, 11/10/04, FRN ...     4,999,802
     10,000   Irish Life & Permanent plc., 0.05%, 1/21/05, FRN ...............     9,998,314
     10,000   Morgan Stanley, 1.87%, 11/15/04, FRN ...........................    10,000,000
     12,000   Natexis Banque Populaires, 1.80%, 11/9/04, FRN .................    11,996,542
     10,000   Sigma Finance, Inc., 1.80%-1.98%, 11/1/04-12/17/04, FRN ........    10,000,255
                                                                                 -----------
              Total Corporate Notes (cost-$89,049,259) .......................    89,049,259
                                                                                 -----------

              COMMERCIAL PAPER - 32.0%
     10,000   Bavaria Trust Corp., 1.88%, 11/12/04 ...........................     9,994,256
      4,375   Compass Securitization, 1.79%, 11/9/04 .........................     4,373,260
     10,000   Dorada Corp., 1.78%, 11/10/04 ..................................     9,995,550
     10,000   Giro Funding U.S. Corp., 1.86%, 11/22/04 .......................     9,989,150
     10,000   Lakeside Funding LLC., 1.91%, 11/8/04 ..........................     9,999,980
      7,444   Sheffield Receivables Corp., 1.79%, 11/8/04-11/10/04 ...........     7,440,926
     10,000   Sierra Madre Funding de Corp., 2.09%, 1/19/05 ..................     9,954,136
      4,000   UBS Finance Delaware LLC., 1.84%, 11/1/04 ......................     4,000,000
                                                                                 -----------
              Total Commercial Paper (cost-$65,747,258) ......................    65,747,258
                                                                                 -----------

              ASSET-BACKED SECURITIES - 9.7%
     10,000   Cheyne High Grade ABS CDO, Ltd., 2.28%, 11/10/04, FRN (a) ......    10,000,000
     10,000   Whitehawk CDO Funding Ltd., 1.81%, 12/15/04, FRN (a) ...........    10,000,000
                                                                                 -----------
              Total Asset-Backed Securities (cost- $20,000,000) ..............    20,000,000
                                                                                 -----------

              CERTIFICATES OF DEPOSIT - 4.9%
     10,000   Goldman Sachs Group, Inc., 1.39%, 7/29/05 (cost-$10,000,000) ...    10,000,000
                                                                                 -----------

              COLLATERALIZED MORTGAGE OBLIGATIONS - 4.9%
     10,000   Permanent Financing PLC, 1.84%, 11/10/04, FRN (cost-$10,000,000)    10,000,000
                                                                                 -----------

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

 PRINCIPAL
  AMOUNT
   (000)                                                                            VALUE
   -----                                                                            -----

              MASTER NOTE - 4.9%
   $ 10,000   Citigroup Master Note, 1.95%, 11/1/04, FRN (cost-$10,000,000)      $ 10,000,000
                                                                                 ------------
              TIME DEPOSITS - 4.9%
     10,000   Fortis Bank NY., 1.85%, 11/1/04 (cost-$10,000,000)                   10,000,000
                                                                                 ------------
              REPURCHASE AGREEMENT - 0.2%
        450   Agreement with State Street Bank & Trust Co., dated October 29, 2004,
              1.40% due 11/1/04, proceeds: $450,053; collateralized by Freddie Mac,
              2.875% due 9/15/05, valued at $463,413; (cost-$450,000)                 450,000
                                                                                 ------------
                 Total Investments (cost-$215,246,517) - 104.9%                   215,246,517
                 Liabilities in excess of other assets - (4.9)%                   (10,122,707)
                                                                                 ------------
                     Net Assets - 100.0%                                         $205,123,810
                                                                                 ============

-----------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  144a Security - Security exempt from registration under Rule 144A of the
     Securities Act of 1933. These securities may be resold in transaction exempt from registration, typically only to qualified institutional investors.

GLOSSARY:
---------
CDO - Collateralized Debt Obligation

FRN - Floating Rate Note, maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on October 31,
      2004.

See accompanying notes to financial statements.

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

ASSETS:
Investments, at value (cost-$215,246,517)                                        $ 215,246,517
Cash                                                                                    15,622
Interest receivable                                                                    196,143
Prepaid expenses                                                                         3,735
                                                                                 -------------
    Total Assets                                                                   215,462,017
                                                                                 -------------

LIABILITIES:
Payable for investments purchased                                                   10,000,000
Dividends payable                                                                      300,764
Accrued expenses                                                                        37,443
                                                                                 -------------
    Total Liabilities                                                               10,338,207
                                                                                 -------------

     Net Assets                                                                  $ 205,123,810
                                                                                 =============
NET ASSETS CONSIST OF:
Paid-in-capital (no par value, unlimited number of shares authorized;
  205,122,713 shares outstanding)                                                $ 205,122,713
Accumulated net realized gain on investments                                             1,097
                                                                                 -------------

    Net Assets                                                                   $ 205,123,810
                                                                                 =============

NET ASSET VALUE PER SHARE                                                                $1.00
                                                                                 =============

See accompanying notes to financial statements.

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                             STATEMENT OF OPERATIONS
             FOR THE PERIOD MARCH 24, 2004* THROUGH OCTOBER 31, 2004

INVESTMENT INCOME:
Interest                                                                $ 1,697,803
                                                                        ------------
EXPENSES:
Administration fees                                                          37,648
Investment advisory fees                                                     21,961
Custodian and accounting agent fees                                          20,370
Audit and tax services fees                                                  16,452
Transfer agent fees                                                           6,828
Insurance expense                                                             3,472
Reports to shareholders                                                       1,291
Registration fees                                                             1,290
Trustees' fees                                                                  499
Legal fees                                                                      476
Miscellaneous                                                                   768
                                                                        ------------
  Total  expenses                                                           111,055

  Less: Investment advisory fees waived                                     (21,961)
        Expense reimbursed by Investment Adviser                            (22,096)
        Custody credits earned on cash balances                                (512)
                                                                        ------------

Net expenses                                                                 66,486
                                                                        ------------

Net investment income                                                     1,631,317
                                                                        ------------

Net realized gain on investments                                              1,330
                                                                        ------------

NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS         $ 1,632,647
                                                                        ============

-----------------------------------------------------
*    Commencement of operations.

See accompanying notes to financial statements.

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE PERIOD MARCH 24, 2004* THROUGH OCTOBER 31, 2004

INVESTMENT OPERATIONS:
Net investment income                                                        $1,631,317
Net realized gain on investments                                                  1,330
                                                                           -------------
    Net increase in net assets resulting from investment operations           1,632,647
                                                                           -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investments income                                                       (1,631,317)
Net realized gains                                                                 (233)
                                                                           -------------
     Total dividends and distributions to shareholders                       (1,631,550)
                                                                           -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from the sale of shares                                        287,885,520
Cost of shares redeemed                                                     (82,762,807)
                                                                           -------------
             Net increase in net assets from capital share transactions     205,122,713
                                                                           -------------
                  Total increase in net assets                              205,123,810

NET ASSETS:
Beginning of period                                                                   -
                                                                           -------------
End of period                                                              $205,123,810
                                                                           =============

SHARES ISSUED AND REDEEMED:
Issued                                                                      287,885,520
Redeemed                                                                    (82,762,807)
                                                                           -------------
                  Net increase                                              205,122,713
                                                                           =============

-----------------------------------------------------
*    Commencement of operations.

See accompanying notes to financial statements.

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                              FINANCIAL HIGHLIGHTS
           FOR A SHARE OF OUTSTANDING FOR THE PERIOD MARCH 24, 2004*
                           THROUGH OCTOBER 31, 2004:

Net asset value, beginning of period                                          $1.00
                                                                         -----------

INVESTMENT OPERATIONS:
Net investment income                                                          0.01
Net realized gain on investments                                               0.00 **
                                                                         -----------
  Total from investment operations                                             0.01
                                                                         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                         (0.01)**
Net realized gain                                                              0.00 **
                                                                         -----------
  Total dividends and distributions to shareholders                           (0.01)
                                                                         -----------

Net asset value, end of period                                                $1.00
                                                                         ===========

TOTAL RETURN (1)                                                              0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                          $205,124
Ratio of expenses to average net assets (2)(3)(4)                             0.05%
Ratio of net investment income to average net assets (3)(4)                   1.30%

---------------------------------
*    Commencement of operations.
**   Less than $0.005 per share.
(1)  Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)  Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(F) in Notes to Financial Statements).
(3)  During the fiscal period indicated above, the Investment Adviser waived all of its fee and assumed a portion of the Fund's operating expenses. If such waiver and assumption had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.09% (annualized) and 1.26% (annualized), respectively.
(4)  Annualized.

See accompanying notes to financial statements.

                              FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Fixed Income SHares (the "Trust"), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Series C, Series M, Series
R (the "Portfolios") and the Allianz Dresdner Daily Asset Fund (the "Fund").
These financial statements relate to the Fund. The financial statements for the
Portfolios are provided separately. The Fund is registered under the Investment
Company Act of 1940 ("1940 Act") as an open-end Investment Company. The Fund is authorized to issue an unlimited number of shares of beneficial interest at
$.001 par value.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust's organizational documents the Fund's officers trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as such exposure would involve claims that may be made against the Fund that have not yet been asserted.
However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the
Fund:

   (A) VALUATION OF INVESTMENTS

The Fund values its investments on the basis of amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security. The use of amortized cost is subject to compliance with the Fund's amortized cost procedures and certain conditions under Rule 2a-7 of the 1940 Act.

   (B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis.

   (C) FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S.
federal income taxes is required. In addition, by distributing substantially all of its ordinary income and capital gains, if any, during each calendar year, the
Fund intends not to be subject to U.S. federal excise tax.

   (D) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly.
Distributions from net realized capital gains, if any, are declared and paid annually.

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.

   (E) REPURCHASE AGREEMENTS

The Fund may enter into transactions with its custodian bank or securities brokerage firms approved by the Board of Trustees whereby it purchases securities under agreements to resell at an agreed upon price and date
("repurchase agreements"). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset backed securities, are held by the custodian bank until maturity of the repurchase agreement.
Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   (F) CUSTODY CREDITS EARNED ON CASH BALANCES

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(2) INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

   (A) INVESTMENT ADVISER

Dresdner Advisors LLC ("Dresdner Advisors" or the "Investment Adviser"), a
wholly-owned subsidiary of Dresdner Bank AG, serves as the Fund's investment adviser. Subject to the supervision of the Board of Trustees, the Investment
Adviser is responsible for managing the Fund's investment activities. Pursuant to an investment advisory agreement with the Fund, the Investment Adviser receives an annual fee, payable monthly, at the annual rate of 0.0175% of the
Fund's average daily net assets. The Investment Adviser has contractually agreed, for the period March 24, 2004 through March 23, 2005, to waive its investment advisory fee or pay all or a portion of the Fund's other operating expenses so that the Fund's net operating expenses do not exceed 0.053% (net of any expense offset) of the Fund's average daily net assets.

   (B) ADMINISTRATOR

PA Fund Management LLC ("the Administrator"), an affiliate of the Investment
Adviser, and formerly PIMCO Advisors Fund Management LLC, an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P., ("AGI"),
formerly, Allianz Dresdner Asset Management of America, L.P., serves as the
Fund's administrator and is responsible for managing the Fund's business affairs and other administrative matters. Pursuant to an administration agreement with the Fund, the Administrator receives an annual fee, payable monthly, at an annual rate of 0.03% of the Fund's average daily net assets.

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004
                                   (CONTINUED)

(2) INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR (CONTINUED)

   (C) DISTRIBUTOR

PA Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of
AGI, serves as the distributor of the Fund's shares. Pursuant to a distribution agreement with the Trust, the Investment Adviser on behalf of the Fund pays the
Distributor.

(3) CAPITAL STOCK

At October 31, 2004, 73.1% of the Fund's outstanding shares were owned by an affiliate of the Investment Adviser and 24.4% were owned by the State of Florida
Public Employee Retirement System. Investment activity by these shareholders could have a material impact on the Fund.

(4) INCOME TAX INFORMATION

At October 31, 2004, the tax character of distributable earnings of $1,631,550 was comprised entirely from ordinary income.

(5) LEGAL PROCEEDINGS

On September 13, 2004, the Securities and Exchange Commission (the "Commission")
announced that the Administrator, the Distributor and an investment advisory affiliate had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of various open-end investment Companies advised or distributed by the Administrator, the Distributor or certain of their affiliates. In their settlement with the Commission, the Administrator, the
Distributor and the investment advisory affiliate consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the
Administrator, the Distributor and their affiliate agreed to pay civil money penalties in the amount of $40 million and to pay disgorgement in the amount of
$10 million, for an aggregate payment of $50 million. In connection with the settlement, the Administrator, the Distributor and their affiliate have been dismissed from the related complaint the Commission filed by the Commission on
May 6, 2004 in the U.S. District Court in the Southern District of New York.
Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

In a related action on June 1, 2004, the Attorney General of the State of New
Jersey (the "NJAG") announced that it had entered into a settlement agreement with AGI, the Distributor and certain of their affiliates in connection with a complaint filed by the NJAG on February 17, 2004. In the settlement, AGI, the
Distributor and the other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the Commission order regarding market-timing described above.

On September 15, 2004, the Commission announced that the Administrator, the
Distributor and an investment advisory affiliate had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004
                                   (CONTINUED)

(5) LEGAL PROCEEDINGS (CONTINUED)

or distributed by the Administrator, the Distributor and their affiliate material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space"
arrangements with certain broker-dealers. In the settlement, the Administrator, the Distributor and their affiliate consented to the entry of an order by the
Commission without admitting or denying the findings contained in the order. In connection with the settlement, the Administrator, the Distributor and their affiliate agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the
Administrator, the Distributor and their affiliate agreed to pay a civil money penalty of $5 million and to pay disgorgement of $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on
September 15, 2004 that it had entered into an agreement with the Distributor in resolution of an investigation into matters that are similar to those discussed in the Commission's order. The settlement agreement resolves matters described in the complaint filed by the California Attorney General in the Superior Court
of the State of California alleging, among other things, that the Distributor violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the Distributor did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the
California Attorney General's fees and costs associated with the investigation and related matters. Neither the Commission's order nor the California Attorney
General's complaint alleges any inappropriate activity took place with respect to the Fund.

Since February 2004, the Administrator, the Distributor and certain of their affiliates and employees have been named as defendants in 14 lawsuits filed in
U.S. District Court in the Southern District of New York, the Central District
of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the
District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above.
The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Fund is a series of Fixed Income SHares, also referred to herein as the Trust which has been named in four of the market timing class actions. The Administrator and the Distributor believe that other similar lawsuits may be filed in federal or state courts naming as defendants the
Administrator, the Distributor, AGI, the Trust, other open- and closed-end funds advised or distributed by the Administrator, the Distributor and/or their affiliates, the boards of trustees of those funds, and/or other affiliates and their employees.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Administrator, the
Distributor, AGI and/or their affiliates, they and their affiliates (including
Dresdner Advisors) would, in the absence of exemptive relief granted by the
Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund.
In connection with an inquiry from the Commission concerning the status of the
New Jersey settlement described above under Section 9(a), the Administrator, the
Distributor, the Investment Adviser and certain of their affiliates (together, the "Applicants") have sought exemptive relief from the Commission under Section
9(c) of the Investment Company Act of 1940.

                               FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004
                                   (CONTINUED)

(5) LEGAL PROCEEDINGS (CONTINUED)

The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order. It is possible that these matters and/or other developments resulting from these matters could lead to increased Fund redemptions or other adverse consequences to the Fund and its shareholders. However, the Investment Adviser, the Administrator and the
Distributor believe that these matters are not likely to have a material adverse effect on the Fund or on the Administrator's, Investment Adviser or the
Distributor's ability to perform their respective, investment advisory, administration or distribution services relating to the Fund.

(6) CORPORATE CHANGES

On July 29, 2004, Stephen Treadway resigned as the Fund's Chairman. On December
14, 2004, Thomas J. Fuccillo was appointed as the Fund's Secretary.

                              FIXED INCOME SHARES
                        ALLIANZ DRESDNER DAILY ASSET FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Fixed Income SHares - Allianz
Dresdner Daily Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Allianz
Dresdner Daily Asset Fund (a fund of Fixed Income Shares, hereafter referred to as the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management;
our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United
States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
KANSAS CITY, MO
DECEMBER 23, 2004

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's fiscal year-end (October 31,
2004) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, during the tax year ended
October 31, 2004, per share dividends of $0.00787 were comprised entirely from ordinary income and the tax character of distributable earnings of $1,097 was comprised entirely of ordinary income.

Since the Fund's tax year is not the calendar year, another notification will be sent with respect to calendar year 2004. In January 2005, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2004. The amount that will be reported, will be the amount to be used on your 2004 federal income tax return and may differ from the amount which must be reported in connection with the
Fund's tax year ended October 31, 2004. Shareholders are advised to consult with their tax advisors as to the federal, state and local tax status of the income received by the Fund.

                               FIXED INCOME SHARES
                          ALLIANZ DRESDNER DAILY ASSET

                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------

PAUL BELICA
1345 Avenue of the Americas
New York, NY 10105
Age: 83
Trustee since: 2000
Term of Office: Perpetual
Trustee/Director of 21  funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding I,
Inc., Goal Funding II, Inc., and Surety Loan Financing, Inc.; Formerly senior executive and member of the board of Smith Barney, Harris Upham & Co..; and the
CEO of five New York agencies.

--------------------------------------------------------------------------------

ROBERT E. CONNOR
1345 Avenue of the Americas
New York, NY 10105
Age: 70
Trustee since: 2000
Term of office: Perpetual
Trustee/Director of 21 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Corporate Affairs Consultant. Formerly, Senior Vice-President, Corporate Office,
Smith Barney, Inc.

TRUSTEES AND PRINCIPAL OFFICERS
Paul Belica                                 Trustee
Robert E. Connor                            Trustee
Brian S. Shlissel                           President & Chief Executive Officer
Newton B. Schott, Jr.                       Vice President
Lawrence G. Altadonna                       Treasurer
Thomas J. Fuccillo                          Secretary
Jennifer A. Patula                          Assistant Secretary
Youse Guia                                  Chief Compliance Officer

INVESTMENT ADVISER
Dresdner Advisors LLC
1301 Avenue of the Americas
New York, NY 10019

ADMINISTRATOR
PA Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

DISTRIBUTOR
PA Distributors LLC
2187 Atlantic Street
Stamford, CT  06902

CUSTODIAN AND ACCOUNTING AGENT
State Street Corp.
801 Pennsylvania Avenue
Kansas City, MO  64105

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Boston Financial Data Services
330 West 9th Street
Kansas City, MO  64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO  64105

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, MA  02110

This report, including the financial information herein, is transmitted to the shareholders of Fixed Income SHares Inc.-Allianz Dresdner Daily Asset Fund for
their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Proxy Voting - since the Fund invests exclusively in non-voting securities, the
Fund does not have proxy policies and procedures.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of it's fiscal year on Form N-Q which is available (i) on the Commission's website at www.sec.gov, and (ii) at the Commission's Public Reference Room which is located at the Commission's headquarter's office, 450 5th Street N.W. Room 1200,
Washington, DC 20549, telephone number (202) 942-8090.

ITEM 2. CODE OF ETHICS

     (a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment
          Companies -- Ethical Standards for Principal Executive and Financial
          Officers") that applies to the registrant's Principal Executive
          Officer and Principal Financial Officer; the registrant's Principal
          Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710.

     (b)  During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c)  During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in
          2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT The registrant's Board has determined that Mr. Paul Belica, a member of the Board's Audit Oversight Committee is an
"audit committee financial expert," and that he is "independent," for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

     a)   Audit fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor")for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were
          $34,324 in 2003 and $50,875 in 2004.

     b)   Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant's financial statements and are not reported under paragraph (e) of this
          Item were $10,230 in 2003 and $23,000 in 2004. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the
          Preferred Shares), attestation reports and comfort letters.

     c)   Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning ("Tax Services") were $5,000 in 2003 and
          $14,400 in 2004. These services consisted of review or preparation of
          U.S. federal, state, local and excise tax returns.

     d)   All Other Fees. There were no other fees billed in the Reporting
          Periods for products and services provided by the Auditor to the
          Registrant.

     e)   1. Audit Committee Pre-Approval Policies and Procedures. The
          Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor's engagements for non-audit services to the when the engagement relates directly to the operations and financial reporting of the Registrant. The
          Registrant's policy is stated below.

         Fixed Income Shares: Series C, Series M, Series R and the Allianz
Dresdner Daily Asset Fund (THE "TRUST")

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE
INDEPENDENT ACCOUNTANTS

The Trust's Audit Oversight Committee ("Committee") is charged with the oversight of the Trust's financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

   a review of the nature of the professional services expected to provided,

   the fees to be charged in connection with the services expected to be provided,

   a review of the safeguards put into place by the accounting firm to safeguard independence, and

   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Trust's Committee will review and pre-approve the scope of the audits of the Trusts and proposed audit fees and permitted non-audit
(including audit-related) services that may be performed by the Funds'
independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee's pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trusts will also require the separate written pre-approval of the President of the Trusts, who will confirm, independently, that the accounting firms's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

   Annual Fund financial statement audits
   Seed audits (related to new product filings, as required)
   SEC and regulatory filings and consents
   Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

   Accounting consultations
   Fund merger support services
   Agreed upon procedure reports (inclusive of quarterly review of Basic
      Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
   Other attestation reports
   Comfort letters
   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trusts independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the
Committee deems those services to be consistent with the accounting firm's independence:

   Tax compliance services related to the filing or amendment of the following:
      Federal, state and local income tax compliance; and, sales and use tax compliance
      Timely RIC qualification reviews
      Tax distribution analysis and planning
      Tax authority examination services
      Tax appeals support services
      Accounting methods studies
      Fund merger support service
      Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trusts' independent accountants will not render services in the following categories of non-audit services:

   Bookkeeping or other services related to the accounting records or financial statements of the Funds
   Financial information systems design and implementation
   Appraisal or valuation services, fairness opinions, or
      contribution-in-kind reports
   Actuarial services
   Internal audit outsourcing services
   Management functions or human resources
   Broker or dealer, investment adviser or investment banking services
   Legal services and expert services unrelated to the audit
   Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE TRUST
COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to PA Fund Management LLC (Formerly, PIMCO Advisors Fund Management
LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the "Investment Manager") and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the "Accounting
Affiliates"). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman
(or any other Committee member who is a disinterested trustee under the
Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the
Investment Manager and its affiliates, the Committee will receive an annual report from the Funds' independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Trust or
Accounting Affiliates, the pre-approval requirement is waived if:

     (1)  The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and(ii) with respect to such services provided to Accounting Affiliates, five percent (5%)of the total amount of revenues paid to the Trusts independent accountant by the
          Trust and the Accounting Affiliates during the fiscal year in which the services are provided;

     (2)  Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

     (3)  Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this
          Committee Chairman or other delegate shall be reported to the full
          Committee at its next regularly scheduled meeting.

          e)   2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

          f)   Not applicable

          g)   Non-audit fees. The aggregate non-audit fees billed by the
               Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2003 Reporting Period was $3,595,480 and for
               the 2004 Reporting Period was $3,066,509.

          h)   Auditor Independence. The Registrant's Audit Oversight Committee
               has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES. Disclosure not required for open-end Management investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED COMPANIES. Disclosure not required for open-end
Management investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There were no materials to the procedures by which shareholders may recommended nominees to the registrant's board of directors, where implemented after the registrants last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(6)
of Schedule 14A (17CFR 2-10. 14a-101).

ITEM 10. CONTROLS AND PROCEDURES

(a) The registrant's President and Chief Executive Officer and Principal
Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of
1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS

(a)(1) Exhibit 99.CODE ETH- Code of Ethics

(a)(2)  Exhibit 99.CERT - Certification pursuant to Section 302 of the
        Sarbanes-Oxley Act of 2002

(b)     Exhibit 99.906CERT - Certification pursuant to Section 906 of the
        Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fixed Income SHares

By /s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: January 10, 2005

By /s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: January 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
------------------------
Brian S. Shlissel, President & Chief Executive Officer

Date: January 10, 2005

By /s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: January 10, 2005